UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi–Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

SPECIAL FOCUS FIXED INCOME FUNDS	Semiannual Report April 30, 2006

Current income potential from portfolios that invest in a variety of fixed income securities.

Goldman Sachs Special Focus Fixed Income Funds

■ GOLDMAN SACHS GLOBAL INCOME FUND

■ GOLDMAN SACHS HIGH YIELD FUND

■ GOLDMAN SACHS EMERGING MARKETS DEBT FUND

The Goldman Sachs Global Income Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may also engage in foreign currency transactions for hedging purposes including cross hedging or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid. The Fund is nondiversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs High Yield Fund invests in high yield, fixed income securities that, at the time of purchase, are noninvestment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes including cross hedging or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid.

The Goldman Sachs Emerging Markets Debt Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund may also engage in foreign currency transactions for hedging purposes including cross hedging or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund is subject to concentration risk and it may subject the Fund to greater losses than if it were less concentrated in a particular country or region. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid. The Fund is nondiversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

What Distinguishes Goldman Sachs’
Fixed Income Investment Process?

At Goldman Sachs Asset Management (GSAM), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■  Assess relative value among securities and sectors

■  Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio

■  Team approach to decision making

■  Manage risk by avoiding significant sector and interest rate bets

■  Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■  Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■  Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS

Global Income Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Global Income Fund during the six-month reporting period that ended April 30, 2006.

  Performance Review

Over the six-month period that ended April 30, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -0.25%, -0.57%, -0.65%, -0.06% and -0.31%, respectively. These returns compare to the -0.13% cumulative total return of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index (hedged), over the same time period.

  Market Review

In the United States, the yield curve began the period by flattening further, but then experienced some steepening as the period progressed. The Federal Reserve Board (the “Fed”) kept steady upward pressure on short-term yields, raising its target federal funds rate four times from 3.75% to 4.75% by the end of April. Longer-term yields declined a bit in November and December, resulting in intervals of yield curve inversion, but from mid-January through the end of April they rose steadily, ending the period above the psychologically important 5.00% level. In large part, the increase was due to a strong rebound in the U.S. economy during the first quarter from its meager 1.7% growth rate in the fourth quarter of 2005, following last fall’s devastating hurricane season. Persistently high crude oil prices also kept inflation on bond investors’ minds, although the core inflation numbers, excluding food and energy, remained benign.

Europe also saw yields rise at the short end of the curve, as the European Central Bank (the “ECB”) hiked its benchmark refinancing rate by 0.25% in December and March, leaving it at 2.50% by period end. The December adjustment was the ECB’s first rate increase since October 2000. Stronger economic data and improving business sentiment surveys prompted the ECB’s rate hikes, although gross domestic product growth in the region was expected to remain well below that of the United States. Toward the end of the period, the Eurozone yield curve steepened, as comments by ECB officials steadied short-term yields while strong economic data pushed yields higher at the long end of the curve.

Japan continued to show signs of a sustained economic recovery, with improving employment data, healthy growth in corporate profits and growing demand for the nation’s exports. Even the long-depressed real estate market showed signs of turning up, as vacancies declined and prices began to firm. Accordingly, the Bank of Japan announced in March that it would slash the requirements for the levels of reserves financial institutions are required to keep in current account deposits at the central bank, widely seen as the first step toward raising its overnight call rate— perhaps as early as July. Near the end of the period, longer bond yields rose and the yield curve steepened, as improving economic data increased the probability that the banking authorities might increase short-term rates sooner rather than later.

PORTFOLIO RESULTS

  Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

  Investment Strategies

The Fund holds a global portfolio of high quality bonds that represents our best ideas in the world’s developed country bond markets. Strategies employed include the active management of interest rates, yield curve, country allocation, sector, security selection and currency management. To the extent we find them effective instruments to manage the duration of the portfolio, the Fund may employ the use of derivatives, including financial futures, Eurodollar futures contracts and swaps. The Fund also makes use of currency forwards for the purpose of hedging non U.S. dollar exposures, as well as implementing active currency views.

We believe that using derivatives, including both futures and swaps, in the portfolio has been an effective portfolio management tool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, or changing interest rates. In addition, futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities’ maturity/duration. Finally, futures and swaps were important tools in implementing certain interest rate and spread views.

  Factors Affecting Performance

The Fund’s performance was hampered by its currency positioning. In addition to investing in the securities of government and corporate issuers in the United States, Japan, Germany and other developed countries, the Fund engages in currency transactions designed to enhance returns and seeks to hedge its portfolio against currency exchange rate fluctuations. That said, a short position in the Japanese yen hurt us near the beginning of 2006, when the yen rallied against the U.S. dollar and other major currencies. Additionally, a short position in the appreciating British pound was detrimental to the Fund’s results.

Conversely, the Fund’s performance was aided by short duration positions in the United States and Japan. Duration strategy is used to adjust the portfolio’s sensitivity to the overall level of interest rates. Thus, if the portfolio’s duration is shorter relative to that of the benchmark, the expectation is for outperformance to occur in a rising yield environment, which is what occurred in both countries. However, as the markets moved more in line with our expectations, we moderated this position considerably, ending the period with the Fund’s duration only slightly shorter than the benchmark’s in both Japan and the United States.

PORTFOLIO RESULTS

  Outlook

Globally, a recent trend is for central banks to raise interest rates, which generally acts as a headwind for fixed income investments. However, a lot depends on the pace of rate hikes, and so far central banks have taken a gradualist approach, which should be less disruptive to the markets than sudden rate increases. Volatility in interest rates, in parallel with equity volatility, has been muted for quite some time. However, we believe that may change soon, as the Fed’s actions become more dependent on current economic data and less driven by the desire to raise interest rates to a more neutral level. Also fueling an increase in volatility could be Japan’s move away from its zero-interest-rate policy. Greater volatility would present greater risk but also the possibility for enhanced profits. We will approach the rest of 2006 with these considerations in mind as we search for the most attractive investment opportunities for our shareholders.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

May 22, 2006

FUND BASICS

Global Income Fund

as of April 30, 2006

PERFORMANCE REVIEW

November 1, 2005–	Fund Total Return	J.P. Morgan Global	30-Day
April 30, 2006	(based on NAV)[1]	Government Bond Index[2]	Standardized Yield[3]

Class A	-0.25%	-0.13%	2.76%
Class B	-0.57	-0.13	2.12
Class C	-0.65	-0.13	2.12
Institutional	-0.06	-0.13	3.25
Service	-0.31	-0.13	2.74

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/06	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-2.23%	2.77%	5.25%		5.93%		8/2/91
Class B	-3.50	2.69	n/a		5.10		5/1/96
Class C	0.64	3.11	n/a		4.47		8/15/97
Institutional	2.76	4.29	6.36		6.72		8/1/95
Service	2.24	3.78	5.82	[5]	6.32	[5]	8/2/91

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	Performance data for Service Shares prior to 3/12/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

FUND BASICS

TOP 5 CURRENCY ALLOCATIONS[6]

	% of Portfolio		% of Portfolio
Currency	as of 4/30/06	Currency	as of 10/31/05

Euro	40.6%	Euro	48.2%
U.S. Dollar	24.1	U.S. Dollar	26.3
Japanese Yen	23.1	Japanese Yen	14.6
British Pound	5.4	British Pound	4.0
Mexican Peso	1.8	Australian Dollar	2.1

[6]	Figures represent a percentage of total market value. The Fund is actively managed and, as such, its composition may differ over time.

PORTFOLIO RESULTS

High Yield Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs High Yield Fund during the six-month reporting period that ended April 30, 2006.

  Performance Review

Over the six-month period that ended April 30, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 6.20%, 5.81%, 5.81%, 6.39%, and 6.28%, respectively. These returns surpassed the 5.00% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, 2% Issuer Capped and the 4.95% cumulative total return of the Fund’s previous benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, over the same time period.

  Market Review

As measured by the Fund’s benchmark, the high-yield market recorded positive results in the period’s six months, reflecting a growing U.S. economy and robust corporate profitability. Additionally, default rates were at their lowest levels in ten years, further adding to market strength. The market’s monthly returns ranged from a high of 1.19% in January to a low of 0.42% in March.

As happened for much of 2005, the automotive sector dictated the direction of the high yield market during the period. January’s surge was due in part to a rebound in automotive securities, as Ford Motor announced a comprehensive restructuring plan that included laying off at least 25,000 workers and closing a minimum of 10 factories. However, high yield bond prices held up well even in the face of auto parts manufacturer Dana Corp.’s bankruptcy filing in March.

BB rated bonds, which represent the high yield group closest to investment grade and therefore tend to correlate most directly with the Treasury market, underperformed due to their sensitivity to rising interest rates. Conversely, strong company results and equity markets benefited the high yield market’s riskier credits.

  Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

  Investment Strategies

In seeking to meet the Fund’s investment objective, we invest, under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes in high yield, fixed income securities that, at the time of purchase, are non-investment grade. The Fund may invest in obligations of domestic and foreign issuers, which are denominated in currencies other than the U.S. dollar. The Fund typically uses derivatives, including

PORTFOLIO RESULTS

currency forwards, primarily for the purpose of hedging currency exposure back to the base U.S. dollar currency. While the Fund can use swaps, it does not generally do so.

  Factors Affecting Performance

The Fund posted consistently strong returns, outperforming the benchmark in each month of the period. Our results were particularly aided by overweighting B rated securities and underweighting bonds with BB ratings. At period end, the Fund’s B rated holdings accounted for almost 60% of its assets, versus approximately 46% for the benchmark. Meanwhile, securities in the BB category accounted for just under 19% for the Fund, compared with about 37% for the benchmark.

An overweighting in Europe also had a positive impact on the Fund’s performance, as robust earnings growth helped the region’s high yield credits, particularly near the end of 2005. On a sector basis, results in the Building Materials sector were favorable compared with the benchmark. One holding in this industry, Nortek Holdings, Inc., was a notable contributor. The company filed for an IPO (initial public offering) amid strong demand for building materials and record first-quarter financial results. Another security worthy of mention was KRATON Polymers LLC, which announced plans to redeem its 12% notes at a significant premium to where they had been trading.

Factors that held back the Fund’s gains included a modest underweighting in CCC rated securities, which performed well during the period. Performance also was curbed by a smaller-than-benchmark exposure to Charter Communications Holdings. The cable television operator’s bonds gained almost 10% in April, as the company’s performance showed signs of improvement.

  Outlook

Based on market technicals and our fundamental credit research, we believe high yield returns will be driven primarily by coupon payments in the medium term, offset by moderately rising default rates and potentially higher interest rates. Rating agencies initially projected 2006 default rates around 3%, which implies an issuer default loss of about 1.5%. However, default rate expectations have been reduced in response to the strength of the economy and the stock market.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs High Yield Investment Management Team

May 22, 2006

FUND BASICS

High Yield Fund

as of April 30, 2006

PERFORMANCE REVIEW

		Lehman Brothers
		U.S. Corporate	Lehman Brothers	30-Day
November 1, 2005–	Fund Total Return	High Yield Bond Index	U.S. Corporate	Standardized
April 30, 2006	(based on NAV)[1]	2% Issuer Capped[2]	High Yield Bond Index[2]	Yield[3]

Class A	6.20%	5.00%	4.95%	6.57%
Class B	5.81	5.00	4.95	6.12
Class C	5.81	5.00	4.95	6.12
Institutional	6.39	5.00	4.95	7.26
Service	6.28	5.00	4.95	6.75

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective June 1, 2005, the Lehman Brothers U.S. Corporate High Yield Bond Index, 2% Issuer Capped replaced the Lehman Brothers U.S. Corporate High Yield Bond Index as the Fund’s benchmark. The Lehman Brothers U.S. Corporate High Yield Bond Index, 2% Issuer Capped, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged, total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service). In the Investment Adviser’s opinion, the Lehman Brothers U.S. Corporate High Yield Bond Index, 2% Issuer Capped is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/06	One Year	Five Years	Since Inception	Inception Date

Class A	3.16%	8.22%	6.06%	8/1/97
Class B	1.89	7.96	5.84	8/1/97
Class C	6.19	8.41	5.88	8/15/97
Institutional	8.46	9.64	7.03	8/1/97
Service	7.67	9.05	6.48	8/1/97

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 4/30/06[5]

Company	Line of Business	% of Portfolio

Ray Acquisition SCA	Services Cyclical	1.6%
WDAC Subsidiary Corp	Publishing	1.0
Graham Packaging Co., Inc.	Packaging	0.9
MGM Mirage, Inc.	Gaming	0.8
Grohe Holdings	Building Materials	0.7
General Motors Acceptance Corp.	Automotive	0.7
Nextel Communications, Inc.	Telecommunications	0.7
Lighthouse International Co.	Publishing	0.6
Rockwood Specialties Group, Inc.	Chemicals	0.6
Nortek, Inc.	Building Materials	0.6

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 4/30/06[6]

Sector	% of Portfolio

Chemicals	7.5%
Gaming	5.7
Publishing	4.6
Telecommunications– Cellular	4.5
Media– Cable	4.0
Utilities– Pipelines	3.9
Packaging	3.6
Utilities– Electric	3.6
Building Materials– Fixtures & Fittings	3.4
Consumer Products–Household & Leisure	3.3
Short-term Investment	3.3
Health Care– Services	3.0
Paper	2.6
Conglomerates	2.3
Automotive	2.2
Automotive Parts	2.1
Sovereign	2.1
Services Cyclical–Distribution/ Logistics	2.0
Food	2.0
Aerospace	1.9
Services Cyclical– Rental Equipment	1.9
Energy– Exploration & Production	1.8
Health Care– Pharmaceutical	1.8
Capital Goods– Others	1.7
Telecommunications	1.7
Technology– Hardware	1.4
Entertainment & Leisure	1.4
Metals	1.4
Technology– Software/ Services	1.4
Retailers– Food & Drug	1.1
Consumer Products– Industrial	1.1
Health Care– Medical Products	1.0
Environmental	1.0
Defense	1.0
Other	12.7

[6]	Figures represent a percentage of total market value. The Fund is actively managed and, as such, its composition may differ over time.

PORTFOLIO RESULTS

Emerging Markets Debt Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Emerging Markets Debt Fund during the six-month reporting period that ended April 30, 2006.

  Performance Review

Over the six-month period that ended April 30, 2006, the Fund’s Class A and Institutional Shares generated cumulative total returns, without sales charges, of 6.07% and 6.17%, respectively. These returns compare to the 4.83% cumulative total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, over the same time period.

Argentina, the portfolio’s largest overweight, was the most significant contributor to excess returns over the six-month period. Security selection of local debt and defaulted debt contributed meaningfully to returns. Conversely, an overweight position in Turkey was the most significant detractor from returns over the same period.

  Market Review

The J.P. Morgan EMBI Global Diversified Index returned 4.83% over the six-month period ended April 30, 2006. Spreads tightened 59 basis points to close the period at 187 basis points, one basis point above the Index’s all-time low of 186. The market performed particularly well, aided by the ongoing improvement in emerging market fundamentals, favorably low global interest rates, and strong commodity returns. Latin America outperformed all emerging regions, returning 6.61%. This was due to improving fundamentals, an increase in reserves, and the 20% increase in oil prices, as many Latin emergers are exporters of the commodity.

  Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

  Investment Strategies

In seeking to meet the Fund’s investment objective, we invest, under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes in fixed income securities of issuers located in emerging countries. To the extent we find them effective instruments with which to manage certain of the portfolio’s risk exposures (e.g., duration and currency), the Fund may employ the use of derivatives, including options, futures, forwards, swaps and Eurodollar futures contracts. The Fund typically makes use of currency forwards for the purpose of hedging select currency exposure back to the base U.S. dollar currency. Since its inception, we believe the Fund’s exposure to derivatives has been an effective risk management tool for hedging duration and currency exposures as desired.

PORTFOLIO RESULTS

  Portfolio Composition

At the end of the reporting period, relative to its benchmark, the Fund held sizable underweight positions in Asia, Africa, and the Middle East, neutral weight in Europe, and an overweight in Latin America. The Fund remains well diversified across 27 countries and across all emerging market regions. At the end of the reporting period, relative to its benchmark, the portfolio’s largest overweight was Argentina and largest underweight was Malaysia.

We continue to focus on relative value across countries but believe overall valuations are tight. Fundamentally, we continue to see a fairly favorable external environment and healthy developments in key credits and across the broader market in general. We believe sustained or rising oil price levels, which closed at $72 per barrel at the end of April, should continue to support oil exporting countries, which comprise over 40% of the emerging market debt index. The technical picture also continues to shine favorably on the asset class. We believe inflows remain strong as investor demand is high and broadening. Furthermore, we believe the need for new issuance is decreasing. Many emerging market economies are running current account surpluses due to high commodity prices and strong export demand.

  Portfolio Highlights

Argentina, the portfolio’s largest overweight, was the most significant contributor to excess returns over the six-month period. Security selection of local debt and high beta defaulted debt contributed meaningfully to returns. Argentine fundamentals continue to improve, coupled with strong investor demand for higher yielding emerging market securities. The Fund’s active currency positioning, primarily the Brazilian real, contributed meaningfully to returns, as the currency appreciated 7% over the reporting period. An overweight to and security selection within Turkey were the most significant detractors from returns for the period, as Turkey underperformed the benchmark over the six months ended April 30, 2006.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

May 22, 2006

FUND BASICS

Emerging Markets Debt Fund

as of April 30, 2006

PERFORMANCE REVIEW

November 1, 2005–	Fund Total Return	J.P. Morgan EMBI Global	30-Day
April 30, 2006	(based on NAV)[1]	Diversified Index[2]	Standardized Yield[3]

Class A	6.07%	4.83%	5.83%
Institutional	6.17	4.83	6.49

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 31 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/06	One Year	Since Inception	Inception Date

Class A	12.89%	14.05%	8/29/03
Institutional	18.61	16.56	8/29/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 COUNTRY ALLOCATION[5]

	% of Portfolio		% of Portfolio
Country	as of 4/30/06	Country	as of 10/31/05

Brazil	11.1%	U.S. (Short-term investments)	18.0%
Russia	9.2	Argentina	12.0
Venezuela	9.1	Brazil	8.8
Argentina	8.0	Russia	7.1
Turkey	7.6	Turkey	6.9
Peru	6.4	Germany	5.8
Philippines	5.8	Venezuela	5.5
Mexico	5.8	Philippines	4.6
U.S. (Short-term Investments)	4.4	Peru	4.0
Guatemala	3.6	Guatemala	3.4

[5]	Figures represent a percentage of market value. The Fund is actively managed and, as such, its composition may differ over time.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments

April 30, 2006 (Unaudited)

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Foreign Sovereign Debt Obligations – 72.8%

Australian Dollar – 0.2%
Australia Government Bond
AUD1,100,000	6.000%	02/15/17	$854,952

British Pound – 5.4%
United Kingdom Treasury
GBP1,500,000	5.000	03/07/08	2,754,472
2,650,000	4.750	06/07/10	4,848,455
40,000	8.000	09/27/13	88,097
1,300,000	8.750	08/25/17	3,223,460
650,000	5.000	03/07/25	1,267,550
6,350,001	4.250	06/07/32	11,440,588
1,500,000	4.250	03/07/36	2,720,989
700,000	4.250	12/07/55	1,314,396

			27,658,007

Canadian Dollar – 1.3%
Government of Canada
CAD1,100,000	3.000	06/01/06	983,118
3,600,000	6.000	06/01/08	3,339,157
2,500,000	5.750	06/01/29	2,614,820

			6,937,095

Danish Krone – 0.7%
Kingdom of Denmark
DKK20,000,000	6.000	11/15/09	3,641,286

Euro – 38.4%
Federal Republic of Germany
EUR14,250,000	5.250	01/04/08	18,517,212
12,900,000	3.500	04/08/11	16,103,794
24,400,000	3.750	01/04/15	30,338,851
3,450,000	3.250	07/04/15	4,118,482
2,000,000	6.250	01/04/24	3,179,261
3,900,000	4.750	07/04/28	5,303,711
50,000	4.000	01/04/37	61,020
Government of France
7,300,000	5.250	04/25/08	9,534,085
32,200,000	5.500	04/25/10	43,375,900
18,100,000	5.000	04/25/12	24,301,224
3,400,000	3.500	04/25/15	4,139,718
5,300,000	5.500	04/25/29	7,951,899
Kingdom of Spain
3,000,000	6.000	01/31/08	3,947,355
2,950,000	4.200	07/30/13	3,792,735
Kingdom of The Netherlands
2,850,000	3.750	07/15/09	3,615,121
1,800,000	4.250	07/15/13	2,323,517
Republic of Italy
3,650,000	5.500	11/01/10	4,921,231
7,500,000	6.000	05/01/31	11,497,904

			197,023,020

Japanese Yen – 23.0%
Government of Japan
JPY3,295,000,000	0.900	12/22/08	29,015,909
600,000,000	0.800	09/20/09	5,227,738
4,290,000,000	0.800	12/20/10	36,842,158
JPY1,000,000,000	1.300	06/20/12	8,648,083
2,605,000,000	1.400	12/20/15	21,861,753
1,825,000,000	1.900	03/20/24	15,363,386
120,000,000	2.500	09/20/34	1,063,102

			118,022,129

Mexican Peso – 1.8%
United Mexican States
MXN104,400,000	8.000	12/19/13	9,152,227

Polish Zloty – 1.7%
Poland Government Bond
PLN25,900,000	5.750	03/24/10	8,707,729

Swedish Krona – 0.3%
Kingdom of Sweden
SEK11,000,000	6.750	05/05/14	1,795,043

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $369,714,028)			$373,791,488

Corporate Bonds – 7.1%

Banks – 2.8%
Banca Popolare di Bergamo Capital Trust(a)(b)
EUR1,180,000	8.364%	02/05/11	$1,731,345
Bank of America Corp.
$150,000	7.250	10/15/25	165,580
BCI US Funding Trust II(a)(b)
EUR870,000	4.360	07/15/08	1,125,032
Citicorp
$100,000	7.200	06/15/07	102,003
DEM4,500,000	6.250	09/19/09	3,098,106
Credit Suisse First Boston London(a)(b)(c)
$1,330,000	7.900	05/01/07	1,359,443
HSBC Holdings PLC
1,080,000	6.500	05/02/36	1,088,545
Instituto de Credito Oficial MTN
2,100,000	4.625	10/26/10	2,049,791
Merita Bank Ltd.
1,010,000	6.500	04/01/09	1,038,496
National Westminster Bank PLC(a)(b)
370,000	7.750	10/16/07	381,503
Resona Bank Ltd. MTN(a)
EUR1,180,000	3.750	04/15/15	1,459,250
Schieneninfrastructurfinanzierungs-Gesellschaft mBH MTN
$760,000	4.625	11/21/13	719,059

			14,318,153

Capital Goods – 0.4%
Bombardier, Inc.(c)
250,000	6.300	05/01/14	229,375
360,000	7.450	05/01/34	324,900

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount*	Rate	Date	Value
Corporate Bonds – (continued)

Capital Goods – (continued)
Tyco International Group SA
EUR1,440,000	6.125%	04/04/07	$1,854,855

			2,409,130

Consumer Noncyclical – 0.3%
Imperial Tobacco Overseas BV
$1,410,000	7.125%	04/01/09	1,465,168

Energy – 0.8%
FirstEnergy Corp.
170,000	5.500	11/15/06	169,987
NGG Finance PLC
EUR1,520,000	5.250	08/23/06	1,929,593
TXU Corp. Series O
$2,060,000	4.800	11/15/09	1,984,884

			4,084,464

Financial Companies – 0.4%
Countrywide Home Loan MTN
710,000	4.250	12/19/07	697,169
PHH Corp.
1,233,000	6.000	03/01/08	1,233,311

			1,930,480

Insurance – 0.6%
CNA Financial Corp.
420,000	6.600	12/15/08	429,798
Endurance Specialty Holdings Ltd.
20,000	7.000	07/15/34	19,284
Prudential Insurance Co. of America
1,900,000	6.375	07/23/06	1,903,576
SL Finance PLC(a)
EUR540,000	6.375	07/12/22	750,072

			3,102,730

Telecommunications – 1.7%
AT&T Corp.(a)
230,000	6.000	11/21/06	294,347
Bell Atlantic New Jersey, Inc.
$65,000	8.000	06/01/22	69,482
Clear Channel Communications, Inc.
900,000	8.000	11/01/08	944,647
Comcast Cable Communications
1,900,000	8.375	05/01/07	1,953,765
Comcast Cable Communications Holdings, Inc.
170,000	9.455	11/15/22	211,763
Cox Communications, Inc.
1,460,000	4.625	01/15/10	1,401,146
Deutsche Telekom International Finance BV
230,000	8.250	06/15/30	272,798
Olivetti Finance NV
EUR510,000	7.750	01/24/33	802,983
Sprint Capital Corp.
$1,260,000	4.780	08/17/06	1,257,834
Verizon Global Funding Corp.
1,380,000	6.125	06/15/07	1,391,703

			8,600,468

Transportation – 0.1%
OeBB Infrastruktur Bau AG
810,000	4.750	10/28/13	773,265

TOTAL CORPORATE BONDS
(Cost $36,103,452)			$36,683,858

Asset-Backed Securities(a) – 0.7%

Mortgage – 0.7%
Countrywide Home Equity Loan Trust Series 2004-Q, Class 2A
$1,326,934	5.201%	12/15/33	$1,330,678
First Horizon ABS Trust Series 2004-HE3, Class A
1,225,752	5.249	10/25/34	1,229,342
Fremont Home Loan Trust Series 2004-4, Class 2A2
832,033	5.239	03/25/35	833,189

TOTAL ASSET-BACKED SECURITIES
(Cost $3,384,720)			$3,393,209

Mortgage-Backed Obligations(a) – 2.1%

CMOs – 0.5%
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
$2,536,880	5.133%	03/20/46	$2,534,829

Home Equity – 1.6%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
479,154	5.329	10/25/34	479,831
Countrywide Alternative Loan Trust Series 2005-82, Class A1
6,372,951	5.229	02/25/36	6,372,951
Sequoia Mortgage Trust Series 2004-10, Class A3A
1,595,786	5.550	11/20/34	1,597,400

			8,450,182

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $10,984,770)			$10,985,011

U.S. Treasury Obligations – 10.4%

Sovereign – 10.4%
United States Treasury Bonds
$6,700,000	4.500%	11/15/10	$6,588,244
6,150,000	7.500	11/15/24	7,724,338
United States Treasury Inflation Protected Securities(d)
5,107,350	1.875	07/15/15	4,902,699
4,454,673	2.000	01/15/16	4,306,590

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)

April 30, 2006 (Unaudited)

Principal	Interest	Maturity
Amount*	Rate	Date	Value
U.S. Treasury Obligations – (continued)

Sovereign – (continued)
United States Treasury Notes
$850,000	3.000%	11/15/07	$826,293
19,650,000	2.625	05/15/08	18,801,061
10,800,000	4.000	02/15/15	10,006,870

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $54,284,812)			$53,156,095

Agency Debentures – 4.8%

FHLB
$12,000,000	3.750%	09/28/06	$11,931,384
FHLMC
11,600,000	4.125	07/12/10	11,129,072
FNMA
1,450,000	3.550	11/16/07	1,415,867

TOTAL AGENCY DEBENTURES
(Cost $24,759,729)			$24,476,323

Short-Term Obligation – 1.4%

State Street Bank & Trust Euro – Time Deposit
$7,209,000	4.450%	05/01/06	$7,209,000
(Cost $7,209,000)

TOTAL INVESTMENTS – 99.3%
(Cost $506,440,511)			$509,694,984
Other Assets in Excess of Liabilities – 0.7%			3,406,147

Net Assets – 100.0%			$513,101,131

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	The principal/contract amount of each security is stated in the currency in which the bond/option is denominated. See below.

Currency Description

AUD	=	Australian Dollar
CAD	=	Canadian Dollar
DEM	=	Deutsche Mark
DKK	=	Danish Krone
EUR	=	Euro Currency
GBP	=	British Pound
JPY	=	Japanese Yen
MXN	=	Mexican Peso
PLN	=	Polish Zloty
SEK	=	Swedish Krona

(a)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2006.

(b)	Perpetual Maturity. Maturity date presented represents the next call date.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,913,718, which represents approximately 0.4% of net assets as of April 30, 2006.

(d)	Treasury Inflation Protected Securities — a U.S. Treasury note or bond that offers protection from inflation by paying a fixed rate of interest on a principal amount that is adjusted for inflation based on the Consumer Price Index.

Investment Abbreviations:
CMOs	—	Collateralized Mortgage Obligations
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
MTN	—	Medium-Term Note

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FOREIGN CURRENCY CONTRACTS — At April 30, 2006, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Purchase Contracts	Date	Settlement Date	Value	Gain (Loss)

Australian Dollar	06/21/2006	$16,632,371	$17,255,796	$623,425
Canadian Dollar	06/21/2006	34,732,000	35,610,804	878,804
Chilean Peso	05/15/2006	90,677	93,773	3,096
Chilean Peso	06/02/2006	1,357,000	1,376,211	19,211
Chilean Peso	06/23/2006	1,340,000	1,374,635	34,635
Chilean Peso	06/30/2006	868,000	895,952	27,952
Chilean Peso	07/18/2006	219,314	219,326	12
Czech Koruna	06/21/2006	1,319,377	1,403,922	84,545
Euro	05/24/2006	4,355,700	4,378,778	23,078
Euro	06/21/2006	35,158,175	36,217,056	1,058,881
British Pound	05/15/2006	11,639,335	11,949,472	310,137
British Pound	06/21/2006	24,025,000	25,066,135	1,041,135
Hungarian Forint	06/21/2006	1,235,611	1,289,758	54,147
Israeli Shekel	06/21/2006	1,207,828	1,269,529	61,701
Japanese Yen	06/21/2006	8,130,546	8,300,823	170,277
Mexican Peso	06/21/2006	1,697,000	1,699,094	2,094
Mexican Peso	06/21/2006	4,982,024	4,869,764	(112,260)
New Zealand Dollar	06/21/2006	1,559,058	1,626,749	67,691
New Zealand Dollar	06/21/2006	1,596,637	1,594,291	(2,346)
Norwegian Krone	06/21/2006	31,280,485	33,124,561	1,844,076
Polish Zloty	06/21/2006	1,559,547	1,644,979	85,432
Russian Ruble	05/30/2006	898,000	915,101	17,101
Russian Ruble	06/07/2006	2,826,551	2,891,434	64,883
Russian Ruble	06/09/2006	1,188,049	1,220,138	32,089
Russian Ruble	06/27/2006	2,488,646	2,536,350	47,704
Russian Ruble	06/29/2006	898,000	915,925	17,925
Russian Ruble	07/12/2006	690,801	701,895	11,094
Russian Ruble	07/17/2006	1,594,051	1,632,036	37,985
Russian Ruble	07/28/2006	911,964	915,074	3,110
Singapore Dollar	06/21/2006	44,818,993	45,908,303	1,089,310
Slovakian Koruna	06/21/2006	1,755,578	1,823,654	68,076
South African Rand	05/03/2006	251,000	257,318	6,318
South African Rand	06/21/2006	4,009,693	4,147,184	137,491
South Korean Won	05/08/2006	1,275,000	1,298,716	23,716
South Korean Won	05/17/2006	1,593,492	1,637,364	43,872
South Korean Won	05/23/2006	721,439	741,619	20,180
South Korean Won	05/24/2006	859,980	887,281	27,301
South Korean Won	05/30/2006	1,554,740	1,559,232	4,492
South Korean Won	06/16/2006	660,000	683,165	23,165
South Korean Won	07/06/2006	297,000	303,173	6,173
South Korean Won	07/07/2006	1,266,000	1,284,891	18,891
South Korean Won	07/27/2006	101,000	101,141	141
South Korean Won	07/27/2006	1,736,385	1,733,834	(2,551)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)

April 30, 2006 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Purchase Contracts	Date	Settlement Date	Value	Gain (Loss)

South Korean Won	08/08/2006	$419,319	$419,250	$(69)
Swedish Krona	06/21/2006	11,954,000	12,467,869	513,869
Swiss Franc	06/21/2006	29,700,805	30,768,638	1,067,833
Taiwan Dollar	05/08/2006	534,000	541,391	7,391
Taiwan Dollar	05/16/2006	1,508,722	1,527,327	18,605
Taiwan Dollar	06/16/2006	3,302,000	3,347,642	45,642
Taiwan Dollar	06/23/2006	1,577,000	1,594,911	17,911
Taiwan Dollar	07/11/2006	473,541	477,873	4,332
Taiwan Dollar	07/18/2006	1,494,445	1,520,077	25,632
Taiwan Dollar	08/08/2006	547,206	546,259	(947)
Thailand Baht	05/02/2006	910,000	944,231	34,231
Thailand Baht	06/06/2006	476,194	494,389	18,195
Thailand Baht	06/20/2006	1,232,246	1,285,472	53,226
Thailand Baht	07/05/2006	474,622	484,659	10,037
Thailand Baht	07/18/2006	1,346,833	1,362,656	15,823
Thailand Baht	07/24/2006	1,325,376	1,333,918	8,542
Thailand Baht	08/02/2006	942,794	943,429	635
Yuan Renminbi	07/10/2006	1,297,000	1,280,255	(16,745)
Yuan Renminbi	08/09/2006	1,307,143	1,313,685	6,542
Yuan Renminbi	08/16/2006	1,827,195	1,846,676	19,481
Yuan Renminbi	09/22/2006	2,657,000	2,661,320	4,320

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$322,689,488	$332,518,163	$9,828,675

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Sale Contracts	Date	Settlement Date	Value	Gain (Loss)

Australian Dollar	06/21/2006	$16,468,000	$17,253,746	$(785,746)
Australian Dollar	07/18/2006	788,497	818,432	(29,935)
Canadian Dollar	06/21/2006	18,952,683	19,612,837	(660,154)
Canadian Dollar	07/12/2006	6,676,876	6,982,791	(305,915)
Chilean Peso	05/15/2006	557,906	573,865	(15,959)
Chilean Peso	05/22/2006	721,580	738,895	(17,315)
Chilean Peso	06/02/2006	697,380	716,951	(19,571)
Chilean Peso	06/20/2006	1,205,000	1,239,014	(34,014)
Chilean Peso	06/23/2006	1,330,000	1,379,123	(49,123)
Chilean Peso	06/30/2006	1,692,000	1,702,070	(10,070)
Danish Krone	06/23/2006	3,873,248	4,017,622	(144,374)
Euro	05/24/2006	212,312,451	216,031,347	(3,718,896)
Euro	06/21/2006	56,489,516	58,738,255	(2,248,739)
British Pound	05/15/2006	39,253,586	41,136,979	(1,883,393)
British Pound	06/21/2006	46,362,986	48,494,908	(2,131,922)
Hong Kong Dollar	06/21/2006	3,179,411	3,179,909	(498)
Japanese Yen	05/30/2006	117,496,067	118,711,160	(1,215,093)
Japanese Yen	06/21/2006	18,342,637	18,892,504	(549,867)
Mexican Peso	06/21/2006	3,029,000	3,022,989	6,011

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Sale Contracts	Date	Settlement Date	Value	Gain (Loss)

Mexican Peso	06/21/2006	$1,692,000	$1,711,428	$(19,428)
Mexican Peso	07/12/2006	8,799,670	8,844,994	(45,324)
Norwegian Krone	06/21/2006	9,242,000	9,544,205	(302,205)
New Zealand Dollar	06/21/2006	2,815,240	2,792,238	23,002
New Zealand Dollar	06/21/2006	17,978,686	18,767,403	(788,717)
Polish Zloty	06/13/2006	8,527,260	9,000,442	(473,182)
Singapore Dollar	06/21/2006	23,642,000	24,199,247	(557,247)
Slovakian Koruna	06/21/2006	811,178	845,913	(34,735)
South African Rand	05/03/2006	251,449	257,318	(5,869)
South African Rand	06/21/2006	2,518,000	2,596,227	(78,227)
South Korean Won	05/08/2006	1,265,185	1,298,716	(33,531)
South Korean Won	05/17/2006	1,428,450	1,440,891	(12,441)
South Korean Won	05/23/2006	466,000	485,297	(19,297)
South Korean Won	05/24/2006	590,890	597,297	(6,407)
South Korean Won	07/05/2006	76,412	78,036	(1,624)
Swedish Krona	06/20/2006	1,475,333	1,552,237	(76,904)
Swedish Krona	06/21/2006	11,233,091	11,927,998	(694,907)
Swiss Franc	06/21/2006	11,282,000	11,848,935	(566,935)
Thailand Baht	05/02/2006	942,983	944,231	(1,248)
Thailand Baht	06/06/2006	919,100	958,677	(39,577)
Taiwan Dollar	05/08/2006	541,370	541,391	(21)
Taiwan Dollar	05/16/2006	636,000	646,331	(10,331)
Taiwan Dollar	06/23/2006	101,489	103,517	(2,028)
Taiwan Dollar	07/25/2006	66,469	67,182	(713)

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$656,731,079	$674,293,548	$(17,562,469)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)

April 30, 2006 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Cross Contracts (Purchase/Sale)	Date	Current Value	Current Value	Gain (Loss)

Czech Koruna/Euro	06/21/2006	$6,673,524	$7,025,748	$352,224
	06/21/2006	7,005,480	6,673,524	(331,956)
Euro/Czech Koruna	06/21/2006	5,846,550	6,116,633	270,083
	06/21/2006	6,155,562	5,846,550	(309,012)
Euro/Hungarian Forint	06/21/2006	2,894,377	3,000,051	105,674
	06/21/2006	3,031,780	2,894,377	(137,403)
Euro/Polish Zloty	06/21/2006	5,924,556	6,143,143	218,587
	06/21/2006	6,193,476	5,924,556	(268,920)
Euro/Slovakian Koruna	06/21/2006	2,182,508	2,225,354	42,846
	06/21/2006	2,213,031	2,182,508	(30,523)
Hungarian Forint/Euro	06/21/2006	1,589,710	1,626,140	36,430
	06/21/2006	1,654,383	1,589,710	(64,673)
Polish Zloty/Euro	06/21/2006	7,543,060	8,002,192	459,132
	06/21/2006	7,945,030	7,543,060	(401,970)
Slovakian Koruna/Euro	06/21/2006	3,801,990	4,053,503	251,513
	06/21/2006	4,031,780	3,801,990	(229,790)

TOTAL OPEN FORWARD FOREIGN CURRENCY CROSS CONTRACTS (PURCHASE/SALE)		$74,686,797	$74,649,039	$(37,758)

FUTURES CONTRACTS — At April 30, 2006 the following futures contracts were open as follows:

	Number of
	Contracts	Settlement		Unrealized
Type	Long/(Short)	Month	Market Value	Gain (Loss)

Eurodollar	(734)	June 2006	$(101,343,049)	$638,799
2 Year U.S. Treasury Notes	262	June 2006	53,378,406	(7,219)
5 Year U.S. Treasury Notes	(278)	June 2006	(28,955,438)	65,609
10 Year Canadian Bonds	(72)	June 2006	(7,099,861)	160,995
10 Year U.S. Treasury Notes	(234)	June 2006	(24,705,281)	83,719
U.S. Long Bonds	296	June 2006	31,625,750	(418,678)

			$(77,099,473)	$523,225

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At April 30, 2006, the Fund had outstanding interest rate swap contracts with the following terms:

			Rate Type

	Notional		Payments	Payments
Swap	Amount	Termination	received by	made by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Gain (Loss)

Merrill Lynch Capital Markets Bank Ltd. (Dublin)	CAD 10,300	07/15/2010	3 month CDOR	3.64%	$334,319
Merrill Lynch Capital Markets Bank Ltd. (Dublin)	USD 6,600	07/19/2010	4.40%	3 month LIBOR	(167,360)
Merrill Lynch Capital Markets Bank Ltd. (Dublin)	USD 6,600	07/15/2010	4.40%	3 month LIBOR	(166,299)
Merrill Lynch Capital Markets Bank Ltd. (Dublin)	CAD 10,200	07/15/2010	3 month CDOR	3.64%	332,930
Merrill Lynch Capital Markets Bank Ltd. (Dublin)	CAD 10,150	03/08/2011	4.40%	3 month CDOR	(86,287)
Merrill Lynch Capital Markets Bank Ltd. (Dublin)	USD 7,050	03/10/2011	3 month LIBOR	5.24%	42,483
Merrill Lynch Deutsche Bank	CAD 7,450	04/12/2011	4.59%	3 month CDOR	2,670
Credit Suisse First Boston International (London)	USD 4,350	04/18/2011	3 month LIBOR	5.37%	18,167
Merrill Lynch Capital Markets Bank Ltd. (Dublin)	GBP 8,600	04/06/2016	4.75%	6 month BP	(267,021)
Credit Suisse First Boston International (London)	GBP 2,750	12/06/2035	6 month BP	4.34%	186,564
Credit Suisse First Boston International (London)	EUR 4,200	12/10/2035	3.90%	3 month EURO	(429,692)
Credit Suisse First Boston International (London)	EUR 1,350	12/24/2035	3.84%	6 month EURO	(158,312)
Credit Suisse First Boston International (London)	GBP 950	12/24/2035	6 month BP	4.27%	84,925
Merrill Lynch Capital Markets Bank Ltd. (Dublin)	GBP 4,600	04/07/2036	6 month BP	4.40%	209,383
Merrill Lynch Capital Markets Bank Ltd. (Dublin)	GBP 1,530	04/10/2036	6 month BP	4.43%	61,110
Merrill Lynch Capital Markets Bank Ltd. (Dublin)	GBP 1,520	04/10/2036	6 month BP	4.45%	52,730
Merrill Lynch Capital Markets Bank Ltd. (Dublin)	EUR 2,180	04/14/2036	4.44%	6 month EURO	7,850
Merrill Lynch Capital Markets Bank Ltd. (Dublin)	EUR 2,170	04/14/2036	4.45%	6 month EURO	11,452

TOTAL					$69,612

CDOR	—	Canadian Dollar Offered Rate
LIBOR	—	London Interbank Offered Rate
BP	—	British Pound Offered Rate
EURO	—	Euro Offered Rate

WRITTEN OPTIONS — For the six months ended April 30, 2006, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding October 31, 2005	170,583	$164,498

Contracts written	156,089	271,675
Contracts expired	(317,154)	(413,806)
Contracts bought back	(9,518)	(22,367)

Contracts Outstanding April 30, 2006	—	$—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments

April 30, 2006 (Unaudited)

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – 93.3%

Aerospace – 1.9%
Aero Invest 1 S.A. (B+/Ba3)(a)(c)
EUR3,478,997	11.269%	03/01/15	$4,537,236
Argo-Tech Corp. (B/B3)
$4,000,000	9.250	06/01/11	4,220,000
Aspropulsion Capital B.V. (CCC+)
EUR5,000,000	9.625	10/01/13	7,206,892
BE Aerospace, Inc. (B/B3)
$2,000,000	8.875	05/01/11	2,087,500
BE Aerospace, Inc. (BB-/B1)
1,000,000	8.500	10/01/10	1,066,250
FastenTech, Inc. (B-/B3)
1,250,000	11.500	05/01/11	1,275,000
K&F Acquisition, Inc. (B-/Caa1)
7,000,000	7.750	11/15/14	7,157,500
MTU Aero Engines (B+/Ba3)
EUR1,800,000	8.250	04/01/14	2,543,387
Sequa Corp. (BB-/B1)
$4,000,000	9.000	08/01/09	4,300,000
Standard Aero Holdings, Inc. (B-/Caa1)
3,500,000	8.250	09/01/14	3,097,500
TD Funding Corp. (B-/B3)
4,000,000	8.375	07/15/11	4,190,000
Vought Aircraft Industries, Inc. (B-/B2)
2,500,000	8.000	07/15/11	2,368,750

			44,050,015

Agriculture – 0.5%
Land O’ Lakes, Inc. (B/B2)
320,000	8.750	11/15/11	333,600
Land O’ Lakes, Inc. (BB-/B1)
1,500,000	9.000	12/15/10	1,597,500
Swift & Co. (B-/B3)
3,000,000	10.125	10/01/09	3,105,000
Swift & Co. (CCC+/Caa1)
5,000,000	12.500	01/01/10	5,000,000
United Agri Products, Inc. (B/B1)
1,808,000	8.250	12/15/11	1,907,440

			11,943,540

Airlines – 0.1%
Continental Airlines, Inc. (B/B3)
3,000,000	7.568	12/01/06	2,981,752
Northwest Airlines Corp. (D/C)(d)
518,000	10.000	02/01/09	217,560

			3,199,312

Automotive — Distributor – 0.1%
Keystone Automotive Operations, Inc. (B-/Caa1)
4,000,000	9.750	11/01/13	3,630,000

Automotive – 2.2%
FCE Bank Plc (BB-/B2)(c)
EUR2,000,000	3.772	09/30/09	2,244,387
Ford Motor Co. (BB-/Ba3)
$5,000,000	7.450	07/16/31	3,650,000
1,000,000	8.900	01/15/32	772,500
Ford Motor Credit Co. (BB-/Ba2)
11,000,000	7.250	10/25/11	9,857,765
3,000,000	7.000	10/01/13	2,618,333
General Motors Acceptance Corp. (BB/Ba1)
EUR1,500,000	4.750	09/14/09	1,775,827
General Motors Acceptance Corp. (BB/Ba1)
$3,000,000	7.250	03/02/11	2,856,830
17,000,000	6.875	09/15/11	15,930,635
1,250,000	6.750	12/01/14	1,133,260
6,500,000	8.000	11/01/31	6,142,500
General Motors Corp. (B/B3)
EUR1,000,000	7.250	07/03/13	970,297
$2,000,000	8.375	07/15/33	1,500,000
GMAC Canada Ltd. (BB/Ba1)
GBP500,000	6.625	12/17/10	868,466

			50,320,800

Automotive Parts – 2.1%
Accuride Corp. (B-/B3)
$3,000,000	8.500	02/01/15	2,977,500
Advanced Accesory Systems (CCC-/Caa2)
3,000,000	10.750	06/15/11	2,235,000
Affinia Group, Inc. (CCC+/Caa2)
3,500,000	9.000	11/30/14	3,075,625
Dana Corp.(d)
500,000	5.850	01/15/15	380,000
Dana Credit Corp.(e)
3,000,000	8.375	08/15/07	2,895,000
Delco Remy International, Inc. (CCC-/Ca)
1,500,000	11.000	05/01/09	780,000
1,000,000	9.375	04/15/12	480,000
Schefenacker AG (Caa1)
EUR2,750,000	9.500	02/11/14	3,209,196
Teksid Aluminium (Caa1)
$500,000	11.375	07/15/11	495,178
Tenneco Automotive, Inc. (B/B2)
2,000,000	10.250	07/15/13	2,217,500
Tenneco Automotive, Inc. (B/B3)
3,250,000	8.625	11/15/14	3,290,625
The Goodyear Tire & Rubber Co. (B-/B3)
3,000,000	9.000	07/01/10	3,105,000
4,000,000	11.000	03/01/11	4,500,000
5,000,000	7.857	08/15/11	4,925,000
TRW Automotive, Inc. (BB-/B1)
3,250,000	11.000	02/15/13	3,599,375
EUR2,838,000	11.750	02/15/13	4,144,338
TRW Automotive, Inc. (BB-/Ba3)
$1,250,000	9.375	02/15/13	1,351,563
United Components, Inc. (B-/Caa1)
5,500,000	9.375	06/15/13	5,396,875

			49,057,775

Building Materials — Consumer – 0.5%
Collins & Aikman Floor Cover (B-/Caa1)
1,750,000	9.750	02/15/10	1,666,875

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Building Materials — Consumer – (continued)
Culligan Finance Corp. B.V. (B-/B3)
EUR2,500,000	8.000%	10/01/14	$3,382,666
Heating Finance PLC (B-/B2)
GBP1,750,000	7.875	03/31/14	3,015,695
Interface, Inc. (CCC/Caa1)
$2,000,000	9.500	02/01/14	2,052,500
Werner Holdings Co., Inc. (CC/Caa3)
3,000,000	10.000	11/15/07	945,000

			11,062,736

Building Materials — Fixtures & Fittings – 3.4%
ACIH, Inc. (CCC+/Caa1)(e)(f)
4,000,000	11.500	12/15/12	3,290,000
Associated Materials, Inc. (CCC/Caa2)
1,000,000	9.750	04/15/12	1,040,000
Associated Materials, Inc. (CCC/Caa3)(f)
9,000,000	11.250	03/01/14	5,546,250
Compression Polymers Holdings Corp. (B-/B2)(e)
500,000	10.500	07/01/13	512,500
Goodman Global Holdings Co., Inc. (B-/B3)
11,500,000	7.875	12/15/12	11,528,750
Grohe Holdings (CCC+/B3)
EUR13,500,000	8.625	10/01/14	17,031,606
Jacuzzi Brands, Inc. (B/B3)
$3,000,000	9.625	07/01/10	3,217,500
Legrand S.A. (BB+/Baa3)
5,050,000	8.500	02/15/25	6,161,000
Nortek, Inc. (CCC+/Caa1)
13,000,000	8.500	09/01/14	13,390,000
NTK Holdings, Inc. (CCC+/Caa2)(f)
9,000,000	10.750	03/01/14	6,772,500
Panolam Industries International, Inc. (CCC+/Caa1)(e)
4,625,000	10.750	10/01/13	4,532,500
PLY Gem Industries, Inc. (B-/B3)
5,000,000	9.000	02/15/12	4,837,500

			77,860,106

Building Materials — Materials – 0.7%
Carmeuse Lime B.V. (B+/Ba3)
EUR5,625,000	10.750	07/15/12	8,072,271
RMCC Acquisition Co. (CCC+/Caa1)(e)
$3,000,000	9.500	11/01/12	3,150,000
Texas Industries, Inc. (BB-/Ba3)
500,000	7.250	07/15/13	512,500
USG Corp.(d)
1,500,000	9.250	09/15/01	2,223,750
2,000,000	8.500	08/01/05	2,885,000

			16,843,521

Capital Goods — Others – 1.7%
Altra Industrial Motion, Inc. (CCC+/B3)
1,750,000	9.000	12/01/11	1,745,625
Briggs & Stratton Corp. (BBB-/Ba1)
2,500,000	8.875	03/15/11	2,750,000
Coleman Cable, Inc. (B-/B3)
750,000	9.875	10/01/12	687,187
General Cable Corp. (B/B2)
2,500,000	9.500	11/15/10	2,693,750
Metaldyne Corp. (CCC+/Caa2)
2,000,000	11.000	06/15/12	1,720,000
Mueller Group, Inc. (B-/Caa1)
4,000,000	10.000	05/01/12	4,385,000
Mueller Holdings, Inc. (B-)(f)
8,750,000	14.750	04/15/14	7,218,750
Rexnord Corp. (B-/B3)
11,250,000	10.125	12/15/12	12,346,875
Sensata Technologies BV (B-/Caa1)(e)
EUR1,500,000	9.000	05/01/16	1,934,980
Thermadyne Holdings Corp.(d)
$4,000,000	12.500	06/01/08	—
VAC Finanzierung GmbH (CCC+/B3)(e)
EUR2,750,000	9.250	04/15/16	3,580,075

			39,062,242

Chemicals – 7.3%
Basell AF SCA (B-/B2)
$1,500,000	8.375	08/15/15	1,942,076
BCP Crystal Holdings Corp. (B/B3)
650,000	9.625	06/15/14	715,000
BCP Crystal Holdings Corp. (B/Caa2)(f)
650,000	10.000	10/01/14	513,500
BCP Crystal Holdings Corp. Series B (B/Caa2)(f)
11,924,000	10.500	10/01/14	9,360,340
Compass Minerals International, Inc. (B-/B3)(f)
7,750,000	12.000	06/01/13	7,052,500
Compass Minerals International, Inc. (B-)(f)
8,750,000	12.750	12/15/12	8,268,750
Crompton Corp. (BB+/Ba1)
2,500,000	9.875	08/01/12	2,809,375
Equistar Chemical/Funding (BB-/B2)
2,750,000	10.125	09/01/08	2,949,375
3,000,000	10.625	05/01/11	3,262,500
Equistar Chemicals LP (BB-/B2)
2,000,000	7.550	02/15/26	1,820,000
Ethyl Corp. (BB-/B2)
4,250,000	8.875	05/01/10	4,430,625
Ferro Corp. (B)
3,000,000	9.125	01/01/09	3,120,000
6,000,000	7.625	05/01/13	5,925,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (B-/B3)
6,000,000	9.000	07/15/09	6,195,000
Huntsman ICI Chemicals (B/B3)
EUR2,715,000	10.125	07/01/09	3,510,876
Huntsman ICI Holdings LLC (B/B2)
$3,000,000	9.875	03/01/09	3,146,250
IMC Global, Inc. (BB/Ba3)
4,500,000	10.875	08/01/13	5,085,000
Ineos Group Holdings PLC (B-/B2)(e)
EUR3,500,000	7.875	02/15/11	4,238,977
$7,500,000	8.500	02/15/11	7,096,875

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)

April 30, 2006 (Unaudited)

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Chemicals – (continued)
Invista (B+/B1)(e)
$5,000,000	9.250%		05/01/12	$5,337,500
KRATON Polymers LLC/Capital Corp. (B-/B3)
6,750,000	8.125		01/15/14	6,766,875
LBC Luxembourg (CCC+/Caa1)
EUR3,250,000	11.000		05/15/14	4,735,733
Lucite International Finance PLC (B+/B2)
4,500,000	10.250		05/15/10	5,918,483
Lyondell Chemical Co. (BB-/B1)
$884,000	9.500		12/15/08	919,360
4,000,000	10.500		06/01/13	4,480,000
Nell AF SARL (B-/B2)(e)
EUR3,500,000	8.375		08/15/15	4,531,511
$6,000,000	8.375		08/15/15	5,940,000
Polymer Holdings LLC/Capital Corp. (B-/Caa2)(f)
5,750,000	12.000		07/15/09	4,945,000
PQ Corp. (B-/B3)(e)
5,500,000	8.000		02/15/09	5,280,000
Resolution Performance Products Capital (B-/B3)
1,000,000	9.500		04/15/10	1,050,510
Rhodia S.A. (CCC+/B3)
EUR2,000,000	8.000		06/01/10	2,687,209
$2,500,000	10.250		06/01/10	2,793,750
Rhodia S.A. (CCC+/Caa1)
3,322,000	8.875		06/01/11	3,446,575
EUR6,641,000	9.250		06/01/11	8,985,714
Rockwood Specialties Group, Inc. (B-/B3)
10,500,000	7.625		11/15/14	13,644,209
Rockwood Specialties, Inc. (B-/B3)
$3,645,000	10.625		05/15/11	3,954,825

				166,859,273

Conglomerates – 2.3%
Blount, Inc. (B/B2)
4,500,000	8.875		08/01/12	4,680,000
Bombardier, Inc. (BB/Ba2)(e)
6,250,000	6.750		05/01/12	5,953,125
Invensys PLC (B-/B3)
1,000,000	6.500		01/15/10	955,000
3,000,000	6.500	(e)	01/15/10	2,797,500
2,250,000	9.875	(e)	03/15/11	2,407,500
Mark IV Industries, Inc. (B-/Caa1)
10,007,000	7.500		09/01/07	9,281,492
Noma Luxembourg S.A. (B-/B1)
EUR2,000,000	9.750		07/15/11	2,870,141
Park-Ohio Industries, Inc. (CCC+/Caa1)
$5,000,000	8.375		11/15/14	4,725,000
Polypore International, Inc. (CCC+/Ca)(f)
3,250,000	10.500		10/01/12	2,153,125
Polypore, Inc. (CCC+/Caa2)
EUR4,750,000	8.750		05/15/12	4,888,255
The Manitowoc Co., Inc. (B+/B2)
4,500,000	10.375		05/15/11	6,017,834
Trimas Corp. (CCC+/Caa1)
$7,250,000	9.875		06/15/12	6,851,250

				53,580,222

Consumer Products — Household & Leisure – 3.3%
Affinion Group, Inc. (B-/B3)(e)
4,500,000	10.125		10/15/13	4,646,250
Affinion Group, Inc. (B-/Caa1)(e)
1,375,000	11.500		10/15/15	1,409,375
Ames True Temper (CCC-/Caa2)
3,250,000	10.000		07/15/12	2,681,250
FTD Group, Inc. (B-/B3)
2,194,000	7.750		02/15/14	2,161,090
Harry & David Holdings, Inc. (B-/B3)
2,750,000	9.000		03/01/13	2,564,375
Safilo Capital International S.A. (B/B2)
EUR7,475,000	9.625		05/15/13	10,514,966
Sealy Mattress Co. (B-/B3)
$1,000,000	8.250		06/15/14	1,050,000
Simmons Bedding Co. (B-/Caa1)
2,000,000	7.875		01/15/14	1,970,000
Simmons Bedding Co. (B-/Caa2)(f)
3,750,000	10.000		12/15/14	2,587,500
Solo Cup Co. (B-/Caa1)
7,500,000	8.500		02/15/14	7,125,000
Spectrum Brands, Inc. (CCC/Caa1)
13,500,000	7.375		02/01/10	11,205,000
5,000,000	8.500		10/01/13	4,387,500
True Temper Sports, Inc. (CCC+/Caa1)
2,375,000	8.375		03/15/08	2,196,875
Vertrue, Inc. (B/B2)
3,000,000	9.250		04/01/14	3,105,000
Visant Corp. (B-/B3)
5,500,000	7.625		10/01/12	5,458,750
Visant Holding Corp. (B-/Caa2)(e)
7,000,000	8.750		12/01/13	6,842,500
Visant Holding Corp. (B-/Caa2)(f)
7,000,000	10.250		12/01/13	5,442,500

				75,347,931

Consumer Products — Industrial – 1.1%
Bombardier Recreational Products, Inc. (B/B3)
6,000,000	8.375		12/15/13	6,300,000
Johnsondiversey Holdings, Inc. (CCC+/Caa1)(f)
6,000,000	10.670		05/15/13	5,085,000
Johnsondiversey, Inc. (CCC+/Caa1)
2,250,000	9.625		05/15/12	2,286,563
EUR3,500,000	9.625		05/15/12	4,503,913
Norcross Safety Products (B-/B3)
$4,250,000	9.875		08/15/11	4,441,250
Safety Products Holdings, Inc. Series B (B-/Caa1)(a)
1,678,316	11.750		07/01/06	1,753,840
Texon International PLC(d)
DEM2,250,000	10.000		02/01/10	—

				24,370,566

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Consumer Products — Non Durable – 0.9%
Del Laboratories, Inc. (CCC/Caa2)
$3,375,000	8.000%	02/01/12	$2,632,500
Jafra Cosmetics International, Inc. (B-/B3)
1,303,000	10.750	05/15/11	1,410,498
Leiner Health Products, Inc. (CCC+/Caa1)
1,500,000	11.000	06/01/12	1,464,375
Playtex Products, Inc. (CCC+/Caa1)
6,500,000	9.375	06/01/11	6,800,625
Prestige Brands, Inc. (B-/B3)
2,100,000	9.250	04/15/12	2,131,500
Reddy Ice Holdings, Inc. (B-/Caa1)(f)
3,750,000	10.500	11/01/12	3,056,250
WH Holdings (B+/B1)
3,600,000	9.500	04/01/11	3,861,000

			21,356,748

Defense – 0.9%
Alliant Techsystems, Inc. (B+/B2)
1,625,000	6.750	04/01/16	1,600,625
DRS Technologies, Inc. (B/B3)
1,000,000	6.875	11/01/13	992,500
2,000,000	7.625	02/01/18	2,040,000
Heckler Koch GMBH (B-/B1)
EUR2,000,000	9.250	07/15/11	2,781,829
L-3 Communications Corp. (BB+/Ba3)
$8,500,000	6.375	10/15/15	8,202,500
3,500,000	6.125	01/15/14	3,368,750
3,000,000	5.875	01/15/15	2,820,000

			21,806,204

Energy — Coal – 0.3%
Massey Energy Co. (BB-/B1)(e)
4,000,000	6.875	12/15/13	3,865,000
Peabody Energy Corp. (BB-/Ba2)
2,500,000	6.875	03/15/13	2,537,575

			6,402,575

Energy — Exploration & Production – 1.8%
Chesapeake Energy Corp. (BB/Ba2)
4,500,000	6.375	06/15/15	4,342,500
7,500,000	6.875	01/15/16	7,481,250
1,000,000	6.625	07/15/16	975,000
6,000,000	6.500	08/15/17	5,775,000
2,500,000	6.500 (e)	08/15/17	2,406,250
El Paso Production Holding Co. (B/B3)
6,000,000	7.750	06/01/13	6,165,000
Encore Acquisition Co. (B/B2)
6,000,000	6.000	07/15/15	5,550,000
2,250,000	7.250	12/01/17	2,227,500
KCS Energy, Inc. (B-/B3)
2,000,000	7.125	04/01/12	2,015,000
Vintage Petroleum, Inc. (A-/A3)
1,500,000	7.875	05/15/11	1,559,082
2,000,000	8.250	05/01/12	2,129,660

			40,626,242

Energy — Services – 0.2%
Aker Kvaerner ASA (Ba1)
EUR2,750,000	8.375	06/15/11	3,842,362

Entertainment & Leisure – 1.4%
AMC Entertainment, Inc. (B-/B2)
$1,875,000	8.625	08/15/12	1,959,375
Festival Fun Parks LLC (B/B2)(e)
2,000,000	10.875	04/15/14	2,010,000
French Lick Resorts & Casino LLC (B-/B3)(e)
3,000,000	10.750	04/15/14	2,955,000
HRP Myrtle Beach Operations LLC (B/B3)(c)(e)
1,750,000	9.818	04/01/12	1,750,000
Six Flags, Inc. (CCC/Caa1)
4,500,000	9.750	04/15/13	4,578,750
Universal City Development Partners (B-/B2)
8,750,000	11.750	04/01/10	9,625,000
Warner Music Group (B-/B2)
5,500,000	7.375	04/15/14	5,451,875
WMG Holdings Corp. (B-/B3)(f)
4,550,000	9.500	12/15/14	3,389,750

			31,719,750

Environmental – 1.0%
Allied Waste North America, Inc. (BB-/B2)
2,375,000	8.875	04/01/08	2,487,813
2,500,000	8.500	12/01/08	2,631,250
6,500,000	7.250	03/15/15	6,613,750
2,000,000	6.500	11/15/10	1,965,000
1,250,000	6.375	04/15/11	1,221,875
2,250,000	7.875	04/15/13	2,334,375
2,500,000	6.125	02/15/14	2,387,500
Waste Services (CCC/Caa2)
3,500,000	9.500	04/15/14	3,631,250

			23,272,813

Finance – 0.2%
E*Trade Financial Corp. (B+/B1)
4,000,000	7.375	09/15/13	4,100,000
Refco Finance Holdings LLC(D)(d)
344,000	9.000	08/01/12	267,460

			4,367,460

Food – 1.7%
Barry Callebaut Services N.V. (BB-/B1)
EUR3,000,000	9.250	03/15/10	4,134,895
Dole Food Co. (B/B3)
$3,000,000	8.625	05/01/09	2,985,000
3,000,000	8.875	03/15/11	2,943,750
Eagle Family Foods (CCC/Caa2)
3,500,000	8.750	01/15/08	2,598,750
Michael Foods, Inc. (B-/B3)
4,250,000	8.000	11/15/13	4,239,375
Pinnacle Foods Holding Corp. (B-/B3)
8,500,000	8.250	12/01/13	8,563,750

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)

April 30, 2006 (Unaudited)

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Food – (continued)
United Biscuits Finance (CCC+/B3)
EUR5,500,000	10.625%	04/15/11	$7,337,783
GBP3,000,000	10.750	04/15/11	5,737,617

			38,540,920

Gaming – 5.7%
Boyd Gaming Corp. (B+/B1)
$1,000,000	7.125	02/01/16	1,000,000
2,000,000	8.750	04/15/12	2,125,000
2,000,000	6.750	04/15/14	1,980,000
Caesars Entertainment, Inc. (BBB-/Baa3)
1,500,000	7.500	09/01/09	1,579,772
CCM Merger, Inc. (B-/B3)(e)
2,000,000	8.000	08/01/13	1,960,000
Chukchansi Economic Development Authority (BB-/B2)(e)
3,000,000	8.000	11/15/13	3,082,500
Circus & Eldorado (B/B2)
3,500,000	10.125	03/01/12	3,736,250
Cirsa Finance Luxembourg SA (B+/B1)
EUR5,000,000	8.750	05/15/14	6,875,722
Codere Finance Luxembourg SA (B/B2)
6,500,000	8.250	06/15/10	8,774,431
Galaxy Entertainment Finance Co., Ltd. (B+/B1)(e)
$1,250,000	9.875	12/15/12	1,293,750
Greektown Holdings LLC (CCC+/B3)(e)
2,750,000	10.750	12/01/13	2,880,625
Herbst Gaming, Inc. (B-/B3)
2,000,000	8.125	06/01/12	2,082,500
Isle of Capri Casinos, Inc. (B/B2)
3,250,000	7.000	03/01/09	3,193,125
1,000,000	9.000	03/15/12	1,060,000
Kerzner International Ltd. (B/B2)
3,500,000	6.750	10/01/15	3,640,000
Mandalay Resort Group (B+/Ba3)
3,250,000	10.250	08/01/07	3,408,438
2,000,000	9.375	02/15/10	2,155,000
MGM Mirage, Inc. (B+/Ba3)
5,125,000	8.375	02/01/11	5,394,062
MGM Mirage, Inc. (BB/Ba2)
2,000,000	8.500	09/15/10	2,130,000
2,000,000	6.750 (e)	04/01/13	1,980,000
2,000,000	5.875	02/27/14	1,860,000
18,375,000	6.625	07/15/15	17,869,687
Mirage Resorts, Inc. (BB/Ba2)
3,125,000	7.250	08/01/17	3,109,375
Mohegan Tribal Gaming Authority (B+/Ba3)
3,000,000	8.000	04/01/12	3,120,000
MTR Gaming Group, Inc. (B+/B2)
3,000,000	9.750	04/01/10	3,187,500
Park Place Entertainment Corp. (BB+/Ba1)
5,000,000	7.875	03/15/10	5,287,500
2,500,000	8.125	05/15/11	2,693,750
Penn National Gaming, Inc. (B+/B1)
2,000,000	6.750	03/01/15	1,960,000
Pinnacle Entertainment, Inc. (B-/Caa1)
4,000,000	8.250	03/15/12	4,180,000
1,500,000	8.750	10/01/13	1,612,500
Poster Financial Group, Inc. (B/B2)
2,000,000	8.750	12/01/11	2,110,000
River Rock Entertainment (B+/B2)
2,000,000	9.750	11/01/11	2,157,500
San Pasqual Casino (B+/B2)(e)
1,500,000	8.000	09/15/13	1,515,000
Station Casinos, Inc. (B+/Ba3)
1,000,000	6.500	02/01/14	970,000
9,000,000	6.875	03/01/16	8,865,000
Wynn Las Vegas LLC (B+/B2)
10,000,000	6.625	12/01/14	9,700,000

			130,528,987

Health Care — Medical Products – 1.0%
CDRV Investors, Inc. (B-/Caa2)(f)
13,750,000	9.630	01/01/15	9,728,125
Fisher Scientific International, Inc. (BB+/Ba2)
2,250,000	6.125	07/01/10	2,148,750
Sybron Dental Specialties, Inc. (BB-/B1)
4,000,000	8.125	06/15/12	4,220,000
VWR International, Inc. (B-/Caa1)
7,250,000	8.000	04/15/14	7,259,063

			23,355,938

Health Care — Pharmaceutical – 1.8%
Angiotech Pharmaceuticals, Inc. (B/B2)(e)
3,000,000	7.750	04/01/14	3,015,000
Athena Neurosciences Finance LLC (B/B3)
1,500,000	7.250	02/21/08	1,492,500
Biovail Corp. (BB-/B2)
3,000,000	7.875	04/01/10	3,037,500
Elan Finance PLC/Elan Finance Corp. (B/B3)
2,000,000	7.750	11/15/11	1,915,000
Mylan Laboratories, Inc. (BB+/Ba1)
1,000,000	6.375	08/15/15	982,500
NYCO Holdings 2 APS (CCC+/B3)
EUR9,000,000	11.500	03/31/13	13,199,494
Nycomed S.A.
8,182,515	11.750	09/15/13	10,916,641
Warner Chilcott Corp. (CCC+/Caa1)(e)
$6,000,000	8.750	02/01/15	5,970,000

			40,528,635

Health Care — Services – 3.0%
Accellent, Inc. (B-/Caa1)
6,250,000	10.500	12/01/13	6,656,250
Alliance Imaging, Inc. (B-/B3)
3,000,000	7.250	12/15/12	2,625,000
AmeriPath, Inc. (B-/B3)
6,000,000	10.500	04/01/13	6,390,000
CRC Health Corp. (CCC+/Caa1)(e)
2,125,000	10.750	02/01/16	2,178,125

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Health Care — Services – (continued)
DaVita, Inc. (B/B3)
$4,000,000	7.250%		03/15/15	$4,010,000
HCA, Inc. (BB+/Ba2)
10,000,000	6.250		02/15/13	9,645,262
5,000,000	6.375		01/15/15	4,822,978
Omnicare, Inc. (BB+/Ba3)
2,000,000	6.875		12/15/15	1,980,000
Psychiatric Solutions, Inc. (B-/B3)
1,666,000	10.625		06/15/13	1,857,590
1,500,000	7.750		07/15/15	1,533,750
Select Medical Corp. (B-/B3)
4,250,000	7.625		02/01/15	3,878,125
Senior Housing Properties Trust (BB+/Ba2)
1,950,000	7.875		04/15/15	2,037,750
Tenet Healthcare Corp. (B/B3)
9,250,000	7.375		02/01/13	8,695,000
1,000,000	9.500	(e)	02/01/15	1,020,000
U.S. Oncology, Inc. (B-/B2)
4,000,000	9.000		08/15/12	4,270,000
U.S. Oncology, Inc. (B-/B3)
500,000	10.750		08/15/09	561,250
Vanguard Health Holding Co. I (CCC+/Caa2)(f)
3,500,000	11.250		10/01/15	2,581,250
Vanguard Health Holding Co. II (CCC+/Caa1)
3,000,000	9.000		10/01/14	3,101,250
Ventas Realty LP (BB+/Ba2)
2,000,000	9.000		05/01/12	2,210,000

				70,053,580

Home Construction – 0.4%
K. Hovnanian Enterprises, Inc. (BB/Ba1)
1,500,000	6.250		01/15/15	1,378,125
3,000,000	7.500		05/15/16	2,951,250
Kimball Hill, Inc. (B/B3)(e)
1,000,000	10.500		12/15/09	985,000
Meritage Homes Corp. (BB-/Ba2)
4,000,000	6.250		03/15/15	3,610,000

				8,924,375

Lodging – 0.6%
Gaylord Entertainment Co. (B-/B3)
3,000,000	8.000		11/15/13	3,090,000
Host Marriott LP (BB-/Ba2)
1,875,000	9.500		01/15/07	1,917,188
198,000	7.875		08/01/08	200,629
5,250,000	7.125		11/01/13	5,315,625
Starwood Hotels & Resorts Worldwide, Inc. (BB+/Ba1)
1,500,000	7.875		05/01/12	1,608,750
2,000,000	7.375		11/15/15	2,125,000

				14,257,192

Machinery – 0.8%
Case New Holland, Inc. (BB-/Ba3)(e)
3,000,000	7.125		03/01/14	2,977,500
Columbus Mckinnon Corp. (B/B2)
1,787,000	10.000		08/01/10	1,952,298
Dresser, Inc. (B-/B2)
4,000,000	9.375		04/15/11	4,195,000
Dresser-Rand Group, Inc. (B-/B3)(e)
2,885,000	7.375		11/01/14	2,971,550
NMHG Holding Co. (B+/B3)
3,750,000	10.000		05/15/09	3,937,500
Terex Corp. (B/Caa1)
1,000,000	10.375		04/01/11	1,053,750
2,000,000	9.250		07/15/11	2,130,000

				19,217,598

Media – 0.7%
DIRECTV Holdings LLC (BB-/Ba2)
500,000	6.375		06/15/15	488,750
3,500,000	8.375		03/15/13	3,736,250
Echostar DBS Corp. (BB-/Ba3)
5,000,000	6.375		10/01/11	4,875,000
4,500,000	7.125	(e)	02/01/16	4,387,500
Lamar Media Corp. (B/Ba3)
2,500,000	7.250		01/01/13	2,512,500
500,000	7.250	(e)	01/01/13	427,500

				16,427,500

Media — Broadcasting & Radio – 0.5%
Clear Channel Communications, Inc. (BBB-/Baa3)
3,000,000	8.000		11/01/08	3,148,822
Emmis Operating Co. (B-/B2)
5,000,000	6.875		05/15/12	4,850,000
LIN Television Corp. (B-/B1)
3,000,000	6.500		05/15/13	2,775,000
Radio One, Inc. (B/B2)
2,000,000	6.375		02/15/13	1,880,000

				12,653,822

Media — Cable – 3.9%
Adelphia Communications Corp.(d)
1,000,000	9.375		11/15/09	500,000
2,000,000	10.250		06/15/11	1,025,000
Atlantic Broadband Finance LLC (CCC+/Caa1)
3,250,000	9.375		01/15/14	3,091,562
Cablevision Systems Corp. (B+/B3)
5,000,000	8.000		04/15/12	5,000,000
CCH I Holdings LLC (CCC-/Ca)
3,250,000	9.920		04/01/14	1,982,500
5,500,000	11.750	(f)	05/15/14	3,492,500
CCH I LLC (CCC-/Caa3)
8,178,000	11.000		10/01/15	7,237,530
Century Communications Corp.(d)(g)
2,750,000	0.000		01/15/08	1,388,750
Charter Communications Holdings II (CCC-/Caa1)
5,000,000	10.250		09/15/10	5,050,000
CSC Holdings, Inc. (B+/B2)
8,250,000	8.125		07/15/09	8,559,375
1,250,000	8.125		08/15/09	1,296,875

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)

April 30, 2006 (Unaudited)

Principal	Interest	Maturity
Amount•	Rate	Date	Value
Corporate Bonds – (continued)

Media — Cable – (continued)
FrontierVision Holdings LP(d)
$2,000,000	11.000%	10/15/06	$2,700,000
2,250,000	11.875	09/15/07	2,610,000
Kabel Deutschland GMBH (B-/B2)(e)
1,000,000	10.625	07/01/14	1,066,250
Kabel Deutschland Vertrieb and Service GmbH (B-)(a)(c)
EUR1,750,000	11.084	12/15/14	2,345,788
Mediacom Broadband LLC (B/B2)
$1,500,000	11.000	07/15/13	1,597,500
Mediacom LLC (B/B3)
3,000,000	9.500	01/15/13	3,067,500
Ono Finance II (CCC+/B3)
EUR2,375,000	8.000 (e)	05/15/14	2,943,866
2,500,000	8.000	05/16/14	3,039,669
Ono Finance PLC (CCC+/B3)
3,500,000	10.500	05/15/14	4,790,928
Tele Columbus AG & Co. (CCC+/B3)
7,500,000	9.375	04/15/12	9,793,173
Telenet Communications N.V. (B-/B2)
2,054,250	9.000	12/15/13	2,876,723
Telenet Group Holding N.V. (CCC+/Caa1)(e)(f)
$11,121,000	11.500	06/15/14	9,230,430
UPC Holding BV (CCC+/B3)
EUR4,000,000	7.750	01/15/14	4,863,470

			89,549,389

Metals – 1.4%
AK Steel Corp. (B+/B1)
$1,000,000	7.875	02/15/09	1,002,500
5,500,000	7.750	06/15/12	5,568,750
GrafTech International Ltd. (CCC+/B2)
1,500,000	1.625	01/15/24	1,106,146
Kloeckner Investment S.C.A. (B-/B2)
EUR4,250,000	10.500	05/15/15	6,367,140
New Reclamation Group Ltd. (B/B1)
250,000	8.125	02/01/13	322,102
Novelis, Inc. (B/B1)(e)
$9,000,000	7.250	02/15/15	8,730,000
UCAR Finance, Inc. (B-/B2)
8,000,000	10.250	02/15/12	8,540,000

			31,636,638

Mining – 0.3%
OM Group, Inc. (B-/Caa1)
6,000,000	9.250	12/15/11	6,277,500

Packaging – 3.6%
Consolidated Container Co. LLC (CCC/B3)(f)
1,500,000	10.750	06/15/09	1,406,250
Consolidated Container Co. LLC (CCC/Caa2)
3,000,000	10.125	07/15/09	2,752,500
Constar International, Inc. (CCC/Caa3)
1,125,000	11.000	12/01/12	866,250
Covalence Specialty Materials Corp. (CCC+/B3)(e)
5,000,000	10.250	03/01/16	5,175,000
Crown Americas LLC (B/B1)(e)
7,000,000	7.750	11/15/15	7,157,500
Gerresheimer Holdings GMBH (B-/Caa1)
EUR4,500,000	7.875	03/01/15	5,677,202
Graham Packaging Co., Inc. (CCC+/Caa2)
$19,000,000	9.875	10/15/14	19,617,500
Graphic Packaging International, Inc. (B-/B3)
6,500,000	9.500	08/15/13	6,313,125
Impress Group B.V. (B-/B2)
EUR3,000,000	10.500	05/25/07	3,903,076
Impress Metal Pack Holdings (CCC+/B3)
DEM7,000,000	9.875	05/29/07	4,537,899
Owens Brockway Glass Container (B/B2)
$2,500,000	8.250	05/15/13	2,562,500
1,000,000	6.750	12/01/14	965,000
Owens Brockway Glass Container (BB-/B1)
8,000,000	8.875	02/15/09	8,320,000
Pliant Corp.(D)(d)
3,375,000	13.000	09/01/09	1,586,250
2,000,000	11.125	06/01/10	2,100,000
Portola Packaging, Inc. (CCC/Caa1)
1,500,000	8.250	02/01/12	1,321,875
Pregis Corp. (CCC+/Caa1)(e)
5,000,000	12.375	10/15/13	5,250,000
Tekni-Plex, Inc. (C/Caa2)(e)
1,500,000	8.750	11/15/13	1,417,500
Tekni-Plex, Inc. (CCC-/B3)(e)
1,000,000	10.875	08/15/12	1,120,000

			82,049,427

Paper – 2.6%
Abitibi-Consolidated, Inc. (B+/B1)
4,968,000	8.550	08/01/10	5,092,200
Ainsworth Lumber Co. Ltd. (B+/B2)
4,000,000	7.250	10/01/12	3,630,000
2,500,000	6.750	03/15/14	2,143,750
Boise Cascade LLC (B+/B2)(e)
2,750,000	7.125	10/15/14	2,619,375
Georgia-Pacific Corp. (B/B2)
8,000,000	8.125	05/15/11	8,340,000
1,000,000	9.500	12/01/11	1,092,500
1,500,000	7.700	06/15/15	1,500,000
2,750,000	7.750	11/15/29	2,670,938
Jefferson Smurfit Corp. (CCC+/B2)
5,000,000	8.250	10/01/12	4,862,500
1,000,000	7.500	06/01/13	932,500
JSG Funding PLC (B-/B3)
5,375,000	9.625	10/01/12	5,684,062
EUR4,125,000	10.125	10/01/12	5,789,563
JSG Funding PLC (B-/Caa1)
$2,000,000	7.750	04/01/15	1,840,000
JSG Funding PLC (B-/Caa1)
EUR1,000,000	7.750	04/01/15	1,230,060
JSG Holding PLC (B-/Caa2)(a)
3,949,042	11.500	10/01/15	5,206,309

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Paper – (continued)
NewPage Corp. (CCC+/B3)
$3,000,000	10.000%		05/01/12	$3,217,500
Port Townsend Paper Corp. (CCC/Caa1)(e)
4,500,000	12.000		04/15/11	3,690,000

				59,541,257

Printing(e) – 0.2%
SGS International, Inc. (B-/Caa1)
4,750,000	12.000		12/15/13	5,023,125

Publishing – 4.6%
Advanstar Communications, Inc. (B/B3)
5,000,000	10.750		08/15/10	5,431,250
Advanstar Communications, Inc. (CCC/Caa2)
2,000,000	12.000		02/15/11	2,107,500
Advanstar, Inc. (CCC/Caa2)(f)
2,500,000	15.000		10/15/11	2,631,250
American Media Operations, Inc. (CCC/Caa1)
2,000,000	8.875		01/15/11	1,770,000
Dex Media East LLC (B/B1)
3,087,000	12.125		11/15/12	3,499,886
Dex Media West LLC (B/B2)
6,744,000	9.875		08/15/13	7,418,400
Dex Media, Inc. (B/B3)
1,250,000	8.000		11/15/13	1,289,063
12,750,000	9.000		11/15/13	10,837,500
Houghton Mifflin Co. (CCC+/B3)
1,750,000	8.250		02/01/11	1,806,875
Houghton Mifflin Co. (CCC+/Caa1)
3,000,000	9.875		02/01/13	3,217,500
Houghton Mifflin Co. (CCC+/Caa2)(f)
3,000,000	11.500		10/15/13	2,557,500
Lighthouse International Co. SA (B/B3)
EUR10,750,000	8.000		04/30/14	14,545,464
Primedia, Inc. (B/B2)
$4,000,000	8.875		05/15/11	3,870,000
3,000,000	8.000		05/15/13	2,737,500
RH Donnelley Corp. (B/Caa1)
1,000,000	6.875		01/15/13	928,750
2,000,000	6.875	(e)	01/15/13	1,857,500
5,875,000	8.875	(e)	01/15/16	6,043,906
WDAC Subsidiary Corp. (CCC+/Caa1)
EUR17,000,000	8.500	(a)	12/01/14	21,876,151
WDAC Subsidiary Corp. (CCC+/Caa1)
$1,000,000	8.375	(e)	12/01/14	992,500
Yell Finance B.V. (B+/B1)
GBP1,913,000	10.750		08/01/11	3,715,200
$5,638,000	13.500		08/01/11	5,800,093
Ziff Davis Media, Inc. (CC)(a)
459,485	12.000		08/12/09	67,778

				105,001,566

Real Estate – 0.3%
CB Richard Ellis Services, Inc. (BB+/Ba1)
650,000	9.750		05/15/10	700,375
CB Richard Ellis Services, Inc. (BB-/Ba2)
4,000,000	11.250		06/15/11	4,230,000
Crescent Real Estate Equities Ltd. (B/B1)
2,000,000	9.250		04/15/09	2,092,500

				7,022,875

Restaurants – 0.6%
Domino’s, Inc. (B/B2)
4,011,000	8.250		07/01/11	4,151,385
Landry’s Restaurants, Inc. (B/B2)
9,000,000	7.500		12/15/14	8,685,000

				12,836,385

Retailers – 0.8%
General Nutrition Center (CCC+/Caa1)
4,000,000	8.500		12/01/10	3,890,000
Neiman-Marcus Group, Inc. (B-/B2)(e)
5,000,000	9.000		10/15/15	5,300,000
Neiman-Marcus Group, Inc. (B-/B3)(e)
4,250,000	10.375		10/15/15	4,536,875
Victoria Acquisition III B.V. (B-/B2)
EUR3,625,000	7.875		10/01/14	5,047,782

				18,774,657

Retailers — Food & Drug – 1.1%
Ahold Lease USA, Inc. (BB+/Ba1)
$895,760	7.820	(h)	01/02/20	927,112
2,000,000	8.620		01/02/25	2,080,000
Brake Bros. Finance PLC (B-/B3)
GBP6,000,000	12.000		12/15/11	12,418,373
Ingles Markets, Inc. (B/B3)
$4,000,000	8.875		12/01/11	4,180,000
Jean Coutu Group, Inc. (B-/Caa2)
4,000,000	8.500		08/01/14	3,760,000
Rite Aid Corp. (B+/B2)
2,000,000	9.500		02/15/11	2,110,000

				25,475,485

Services Cyclical — Business Services – 0.6%
Cornell Co., Inc. (CCC+/B3)
1,500,000	10.750		07/01/12	1,575,000
Corrections Corp. of America (BB-/Ba3)
500,000	6.750		01/31/14	488,750
2,000,000	7.500		05/01/11	2,035,000
Dycom Industries, Inc. (B+/Ba3)
2,000,000	8.125		10/15/15	2,055,000
Iron Mountain, Inc. (B/Caa1)
4,000,000	8.625		04/01/13	4,170,000
Savcio Holdings Property Ltd. (B+/B2)(e)
EUR2,000,000	8.000		02/15/13	2,661,977

				12,985,727

Services Cyclical — Consumer Services – 0.3%
APCOA, Inc. (B-)
$3,000,000	9.250		03/15/08	2,932,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)

April 30, 2006 (Unaudited)

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Services Cyclical — Consumer Services – (continued)
Brickman Group Ltd. (B/B2)
$2,000,000	11.750%		12/15/09	$2,172,500
Service Corp. International (BB/Ba3)
1,000,000	7.700		04/15/09	1,026,250

				6,131,250

Services Cyclical — Distribution/Logistics – 2.0%
ACCO Brands Corp. (B/B2)
6,000,000	7.625		08/15/15	5,730,000
Interline Brands, Inc. (B/B3)
3,250,000	11.500		05/15/11	3,599,375
Ray Acquisition SCA (CCC+/Caa1)
EUR27,000,000	9.375		03/15/15	36,788,268

				46,117,643

Services Cyclical — Rental Equipment – 1.8%
Ahern Rentals, Inc. (B-/B3)
$3,000,000	9.250		08/15/13	3,120,000
Ashtead Holdings PLC (B/B2)
GBP1,625,000	12.000		05/01/14	3,526,289
Ashtead Holdings PLC (B/B2)(e)
$1,000,000	8.625		08/01/15	1,047,500
H&E Equipment Services LLC (B+/B3)
2,250,000	11.125		06/15/12	2,486,250
Hertz Corp. (B/B1)(e)
10,000,000	8.875		01/01/14	10,637,500
Hertz Corp. (B/B3)(e)
5,750,000	10.500		01/01/16	6,346,563
United Rentals North America, Inc. (B/Caa1)
4,750,000	7.750		11/15/13	4,773,750
5,000,000	7.000		02/15/14	4,812,500
Williams Scotsman, Inc. (B+/B3)
5,500,000	8.500		10/01/15	5,610,000

				42,360,352

Technology — Hardware – 1.4%
Amkor Technology, Inc. (CCC/Caa3)
1,500,000	5.750		06/01/06	1,499,700
Avago Technologies Finance (B/B3)(e)
4,500,000	10.125		12/01/13	4,871,250
Lucent Technologies, Inc. (B/B1)
4,000,000	5.500		11/15/08	3,920,000
6,500,000	6.450		03/15/29	5,752,500
MagnaChip Semiconductor (B+/Ba3)
1,500,000	6.875		12/15/11	1,432,500
MagnaChip Semiconductor (B-/B2)
3,000,000	8.000		12/15/14	2,790,000
Nortel Networks Corp. (B-/B3)
2,000,000	4.250		09/01/08	1,892,000
Xerox Capital Trust I (B+/Ba3)
2,250,000	8.000		02/01/27	2,317,500
Xerox Corp. (BB+/Ba2)
EUR2,000,000	9.750		01/15/09	2,876,449
$2,250,000	9.750		01/15/09	2,444,062
2,000,000	7.625		06/15/13	2,080,000

				31,875,961

Technology — Software/Services – 1.4%
Activant Solutions, Inc. (B/B2)
3,000,000	10.500		06/15/11	3,311,250
Activant Solutions, Inc. (CCC+/Caa1)(e)
750,000	9.500		05/01/16	750,000
Serena Software, Inc. (CCC+/Caa1)(e)
3,500,000	10.375		03/15/16	3,727,500
Sungard Data Systems, Inc. (B-/B3)(e)
11,500,000	9.125		08/15/13	12,305,000
Sungard Data Systems, Inc. (B-/Caa1)(e)
10,500,000	10.250		08/15/15	11,235,000

				31,328,750

Telecommunications – 1.7%
Citizens Communications Co. (BB+/Ba3)
7,125,000	9.250		05/15/11	7,855,312
Eircom Funding (BB-/B1)
EUR2,000,000	8.250		08/15/13	2,775,521
Exodus Communications, Inc.(d)
2,500,000	10.750		07/17/06	47,310
$1,500,000	11.250		07/01/08	1
2,000,000	11.625		07/15/10	2
Nordic Telephone Co. Holdings (B/B2)(e)
EUR750,000	8.352	(c)	05/01/07	972,221
$1,500,000	8.875		05/01/16	1,556,250
EUR6,250,000	8.250		05/01/16	8,121,553
PSINet, Inc.(d)
$3,225,361	10.000		02/15/05	2,016
854,862	11.500		11/01/08	534
859,073	11.000		08/01/09	537
Qwest Capital Funding, Inc. (B/B3)
750,000	7.000		08/03/09	751,875
6,750,000	7.900		08/15/10	6,935,625
Qwest Communications International, Inc. (B/B2)
2,000,000	7.500		02/15/14	2,020,000
Qwest Corp. (BB/Ba3)
4,000,000	8.875		03/15/12	4,390,000
3,000,000	6.875		09/15/33	2,760,000

				38,188,757

Telecommunications — Cellular – 4.4%
AirGate PCS, Inc. (BBB+/Caa1)
2,133,300	9.375		09/01/09	2,226,001
Alamosa Delaware, Inc. (A-/Caa1)
5,250,000	12.000	(f)	07/31/09	5,633,979
1,787,000	11.000		07/31/10	1,980,925
1,500,000	8.500		01/31/12	1,614,771
American Cellular Corp. (B-/B3)
5,500,000	10.000		08/01/11	5,974,375
American Tower Corp. (BB-/B1)
4,750,000	7.125		10/15/12	4,845,000
American Towers, Inc. (BB-/Ba2)
1,000,000	7.250		12/01/11	1,022,500
Cell C Ltd. (BB-)
EUR2,000,000	8.625		07/01/12	2,731,365
Centennial Cellular Communications (CCC/B3)
$1,500,000	10.125		06/15/13	1,640,625

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Telecommunications — Cellular – (continued)
Digicel Ltd. (B3)(e)
$2,250,000	9.250%		09/01/12	$2,370,937
Dobson Communications Corp. (CCC/Caa2)
2,000,000	8.875		10/01/13	2,040,000
Hellas Telecommunications Finance (B-)(a)(e)
EUR1,875,000	11.013		04/15/14	2,371,415
Hellas Telecommunications III (B-/B3)(e)
7,125,000	8.500		04/15/09	9,561,946
Horizon PCS, Inc. (B-/B3)
$1,125,000	11.375		07/15/12	1,285,313
Nextel Communications, Inc. (A-/Baa2)
3,500,000	5.950		03/15/14	3,434,900
15,000,000	7.375		08/01/15	15,633,186
Nextel Partners, Inc. (BB-/Ba3)
4,000,000	8.125		07/01/11	4,240,000
Rogers Wireless Communications, Inc. (BB/Ba2)
2,000,000	7.500		03/15/15	2,090,000
Rogers Wireless, Inc. (B+/Ba3)
2,000,000	8.000		12/15/12	2,097,500
Rural Cellular Corp. (CCC/Caa1)
4,000,000	9.875		02/01/10	4,270,000
Rural Cellular Corp. (CCC/Caa2)
1,500,000	9.750		01/15/10	1,545,000
Triton PCS, Inc. (CCC-/Caa2)
1,000,000	8.500		06/01/13	961,250
Wind Acquisition Finance SA (B-/B3)(e)
EUR5,125,000	9.750		12/01/15	7,079,944
Wind Acquisition Finance SA (B-/B3)(e)
$11,250,000	10.750		12/01/15	12,346,875
Wind Acquisition Finance SA (B-/B3)
EUR750,000	9.750		12/01/15	1,036,089

				100,033,896

Telecommunications — Satellites – 0.9%
Inmarsat Finance II PLC (B+/B2)(f)
$6,000,000	10.375		11/15/12	5,167,500
Inmarsat Finance PLC (B+/B1)
1,000,000	7.625		06/30/12	1,025,000
Intelsat Ltd. (B/Caa1)
6,000,000	7.625		04/15/12	5,130,000
Intelsat Subsidiary Holding Co. Ltd. (B+/B2)
4,000,000	8.250		01/15/13	4,080,000
PanAmSat Corp. (B+/B1)
4,000,000	9.000		08/15/14	4,210,000
PanAmSat Corp. (B+/B3)(f)
2,750,000	10.375		11/01/14	1,993,750

				21,606,250

Textiles & Apparel – 0.8%
Oxford Industries, Inc. (B/B2)
3,500,000	8.875		06/01/11	3,622,500
Propex Fabrics, Inc. (B-/B3)
4,500,000	10.000		12/01/12	4,230,000
Quiksilver, Inc. (BB-/B1)
6,250,000	6.875		04/15/15	6,031,250
Russell Corp. (B/B2)
2,000,000	9.250		05/01/10	2,095,000
Warnaco, Inc. (B+/B1)
2,000,000	8.875		06/15/13	2,100,000

				18,078,750

Tobacco – 0.2%
Alliance One International, Inc. (B-/B3)
5,000,000	11.000		05/15/12	4,725,000

Transportation – 0.2%
Petroleum Helicopters, Inc.
1,250,000	9.375		05/01/09	1,308,600
Stena AB (BB-/Ba3)
2,000,000	9.625		12/01/12	2,175,000
1,000,000	7.500		11/01/13	995,000

				4,478,600

Utilities — Distribution – 0.6%
AmeriGas Partners L.P. (B-/B1)
2,000,000	7.250		05/20/15	1,990,000
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. (B1)
2,750,000	7.125		05/20/16	2,732,813
Inergy LP/Inergy Finance Corp. (B/B1)
2,500,000	6.875		12/15/14	2,356,250
2,750,000	8.250	(e)	03/01/16	2,818,750
Suburban Propane Partners LP (B-/B1)
2,000,000	6.875		12/15/13	1,900,000
TransMontaigne, Inc. (B-/B3)
2,405,000	9.125		06/01/10	2,601,416

				14,399,229

Utilities — Electric – 3.6%
AES Corp. (B/B1)
5,250,000	9.500		06/01/09	5,643,750
5,250,000	9.375		09/15/10	5,735,625
Allegheny Energy Supply Co. LLC (BB-/Ba3)(e)
5,000,000	8.250		04/15/12	5,425,000
Calpine Canada Energy Finance (D)(d)
6,250,000	8.500		05/01/08	3,593,750
Calpine Corp. (D)(d)
1,250,000	8.500	(e)	07/15/10	1,153,125
500,000	8.500		02/15/11	177,500
1,750,000	9.875	(e)	12/01/11	1,605,625
3,000,000	8.750	(e)	07/15/13	2,767,500
Dynegy Holdings, Inc. (B-/B2)
3,000,000	8.750		02/15/12	3,120,000
1,250,000	8.375	(e)	05/01/16	1,246,875
1,500,000	7.125		05/15/18	1,357,500
Edison Mission Energy (B+/B1)
1,000,000	9.875		04/15/11	1,127,500
Edison Mission Energy (B1/B1)
2,000,000	10.000		08/15/08	2,140,000
Elwood Energy LLC (B+/Ba2)
2,496,750	8.159		07/05/26	2,634,071

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)

April 30, 2006 (Unaudited)

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Corporate Bonds – (continued)

Utilities — Electric – (continued)
Ipalco Enterprises, Inc. (BB-/Ba1)
$1,500,000	8.625%		11/14/11	$1,635,000
Midwest Generation LLC (B/B1)
7,250,000	8.750		05/01/34	7,830,000
Midwest Generation LLC (B+/B1)
1,000,000	8.300		07/02/09	1,025,000
4,449,908	8.560		01/02/16	4,783,651
Mirant Mid-Atlantic LLC (BB/Ba2)
2,185,471	9.125		06/30/17	2,535,147
Mirant North America LLC (B-/B1)(e)
3,000,000	7.375		12/31/13	3,007,500
Mission Energy Holding Co. (B-/B2)
4,000,000	13.500		07/15/08	4,550,000
NRG Energy, Inc. (B-/B1)
2,500,000	7.250		02/01/14	2,512,500
6,500,000	7.375		02/01/16	6,548,750
Orion Power Holdings, Inc. (B-/B3)
1,500,000	12.000		05/01/10	1,704,375
Reliant Resources, Inc. (B/B2)
3,000,000	9.250		07/15/10	3,052,500
1,250,000	9.500		07/15/13	1,271,875
South Point Energy Center LLC(D)(d)(e)
3,000,000	9.825		05/30/19	2,850,000
South Point Energy Center LLC (D/Caa2)(d)(e)
1,263,366	8.400		05/30/12	1,219,148

				82,253,267

Utilities — Pipelines – 3.9%
El Paso Corp. (B-/Caa1)
2,000,000	7.625	(e)	09/01/08	2,027,500
EUR7,000,000	7.125		05/06/09	9,272,763
$4,250,000	7.750	(e)	06/15/10	4,372,187
1,000,000	10.750	(e)	10/01/10	1,112,500
2,000,000	7.875		06/15/12	2,080,000
3,000,000	7.375		12/15/12	3,041,250
8,000,000	7.800		08/01/31	7,920,000
3,750,000	7.750		01/15/32	3,721,875
2,000,000	7.420	(e)	02/15/37	1,917,500
El Paso Natural Gas Co. (B/B1)
2,875,000	8.625		01/15/22	3,216,406
2,375,000	7.500		11/15/26	2,401,030
4,250,000	8.375		06/15/32	4,680,606
Sonat, Inc. (B-/Caa1)
1,000,000	7.625		07/15/11	1,025,000
Southern Natural Gas Co. (B/B1)
3,000,000	8.875		03/15/10	3,176,250
3,000,000	7.350		02/15/31	2,994,420
3,000,000	8.000		03/01/32	3,210,000
Southern Star Central Corp. (BB+/Ba3)(e)
1,000,000	6.750		03/01/16	1,005,000
Tennessee Gas Pipeline Co. (B/B1)
3,000,000	7.000		10/15/28	2,910,000
3,750,000	8.375		06/15/32	4,143,840
1,500,000	7.625		04/01/37	1,525,010
The Williams Cos., Inc. (BB-/B1)
6,500,000	8.125		03/15/12	6,955,000
3,000,000	7.625		07/15/19	3,165,000
11,000,000	7.875		09/01/21	11,715,000
1,000,000	7.500		01/15/31	1,020,000

				88,608,137

TOTAL CORPORATE BONDS
(Cost $2,071,692,134)				$2,141,430,613

Emerging Market Debt – 2.1%

Federal Republic of Brazil (BB/Ba3)
$770,000	10.125%		05/15/27	$985,600
3,670,000	12.250		03/06/30	5,505,000
3,700,000	11.000		08/17/40	4,765,600
Republic of Argentina (B/B3)(c)
14,000,000	4.889		08/03/12	13,137,104
Republic of Peru (BB/Ba3)
2,500,000	9.125		02/21/12	2,777,500
EUR2,000,000	7.500		10/14/14	2,766,690
$700,000	8.375		05/03/16	762,300
700,000	7.350		07/21/25	693,000
1,300,000	8.750		11/21/33	1,465,750
Republic of Venezuela (BB-/B2)
3,700,000	9.375		01/13/34	4,695,300
Russian Federation (BBB/Baa2)(f)
9,800,000	5.000		03/31/30	10,633,000

TOTAL EMERGING MARKET DEBT
(Cost $44,907,901)				$48,186,844

Shares	Description	Value
Common Stocks* – 0.8%

38,750	American Tower Corp.	$1,322,925
2,731	APP China Group Ltd.	95,585
24,334	Axiohm Transaction Solutions, Inc.	243
3,157	Crunch Equity Holding, LLC	2,999,125
79,976	Dobson Communications Corp.	719,784
538	General Chemical Industrial Product, Inc.	149,860
45,251	Hayes Lemmerz International, Inc.	151,138
195,700	Huntsman Corp.	3,845,505
8,366	iPCS, Inc.	421,479
7,393	JSG Funding PLC	3,171
11,243	Mattress Discounters	—
18,042	New World Pasta	202,431
96,747	NTL, Inc.	2,658,608
1,656	Nycomed	21
1,067,500	Parmalat SpA(e)	3,580,182
33,975	Polymer Group, Inc.	917,325

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Shares	Description	Value
Common Stocks* – (continued)

14,135	Thermadyne Holdings Corp.	$245,949
103,389	Viasystems Group, Inc.	97,186
3,044	WRC Media, Inc.(e)	61

TOTAL COMMON STOCKS
(Cost $33,324,825)		$17,410,578

	Dividend	Maturity
Shares	Rate	Date	Value
Preferred Stocks – 0.3%

Dobson Communications Corp.(e)
3,876	6.000%	08/19/16	$688,889
Eagle-Picher Holdings, Inc.*
200	11.750	03/01/08	—
GNC Corp.(a)
2,750	12.000	12/01/11	2,681,250
HLI Operating Co., Inc.*
184	8.000	12/31/49	9,200
Lucent Technologies Capital Trust I(e)
1,000	7.750	03/15/17	1,026,150
Spanish Broadcasting Systems, Inc.(a)
2,994	10.750	10/15/13	3,262,712
Ziff Davis Holdings, Inc.*
120	10.000	03/31/10	18,000

TOTAL PREFERRED STOCKS
(Cost $8,589,666)			$7,686,201

	Expiration
Units	Date	Value
Warrants* — 0.0%

Advanstar Holdings Corp.(e)
2,875	10/15/11	$29
ASAT Finance LLC(e)
2,000	11/01/06	260
Avecia Group PLC (Ordinary)(e)
40,000	07/01/10	400
Avecia Group PLC (Preferred)(e)
40,000	07/01/10	400
General Chemical Industrial Product, Inc.
311	04/30/11	—
General Chemical Industrial Product, Inc. Series B
231	04/30/11	—
Hayes Lemmerz International, Inc.
5,598	06/30/06	280
IWO Holdings, Inc.(e)
3,000	01/15/11	30
Knology, Inc.(e)
1,750	10/15/07	3,123
Mattress Discounters Holding Corp.(e)
750	07/15/07	7
MDP Acquisitions PLC(e)
2,500	10/01/13	50,000
Merrill Corp. Class A(e)
1,500	05/01/09	15
New World Pasta Co. Class A
13,364	01/01/49	—
New World Pasta Co. Class B
14,849	01/01/49	—
Ono Finance PLC
5,000	05/31/09	167,162
1,250	05/31/09 (e)	86,250
Parmalat SpA(e)
650	12/31/15	1,530
Pliant Corp.(e)
7,000	06/01/10	70
Thermadyne Holdings Corp.
13,526	05/23/06	14
Ziff Davis Holdings, Inc.
22,000	08/12/12	2,200

TOTAL WARRANTS
(Cost $361,342)		$311,770

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT — 96.5%
(Cost $2,158,875,868)		$2,215,026,006

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 3.3%

Joint Repurchase Agreement Account II
$74,700,000	4.784%	05/01/06	$74,700,000
Maturity Value: $74,729,780
(Cost $74,700,000)

TOTAL INVESTMENTS – 99.8%
(Cost $2,233,575,868)			$2,289,726,006
Other Assets in Excess of Liabilities – 0.2%			4,984,028

Net Assets – 100.0%			$2,294,710,034

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)

April 30, 2006 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

•	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

			As a% of Total
Currency Description			Market Value

DEM	=	German Mark	0.2
EUR	=	Euro Currency	16.8
GBP	=	British Pounds	1.3
USD	=	United States Dollar	81.7

(a)	Pay-in-kind securities.

(b)	Joint repurchase agreement was entered into on April 28, 2006. Additional information appears on page 39.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2006.

(d)	Security is currently in default/non-income producing.

(e)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $334,089,332, which represents approximately 14.6% of net assets as of April 30, 2006.

(f)	These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.

(g)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Prefunded security. Maturity date disclosed is prefunding date.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At April 30, 2006, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Purchase Contracts	Date	Settlement Date	Value	Gain

British Pound	05/16/2006	$41,429	$43,388	$1,959
Euro	05/16/2006	7,592,174	7,945,992	353,818

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$7,633,603	$7,989,380	$355,777

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Sale Contracts	Date	Settlement Date	Value	Loss

British Pound	05/16/2006	$29,200,775	$30,713,002	$1,512,227
Euro	05/16/2006	379,973,748	400,428,276	20,454,528

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$409,174,523	$431,141,278	$21,966,755

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Statement of Investments

April 30, 2006 (Unaudited)

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Sovereign Debt Obligations – 80.1%

Argentina – 7.8%
Central Bank of Argentina(a)
ARS509,760	2.000%		02/04/18	$234,779
Republic of Argentina(b)
7,543,005	0.000		12/15/35	220,198
Republic of Argentina(B)
2,999,644	2.000		01/03/16	1,621,094
7,411,360	5.830	(a)	12/31/33	2,479,876
EUR645,640	1.200	(c)	12/31/38	305,452
Republic of Argentina (B/B3)(a)
$4,650,625	4.889		08/03/12	4,363,982
Republic of Argentina(D)(d)
DEM225,000	7.000		03/18/49	43,359
EUR400,000	9.000		05/24/49	150,761
DEM540,000	10.500		11/14/49	99,708
Republic of Argentina (D/Ca)(d)
270,000	11.750		11/13/26	50,072
$1,500,000	9.750		09/19/27	465,000
572,400	12.000		06/19/31	184,599
Republic of Argentina (Ca)(d)
DEM800,000	11.750		05/20/11	157,391

				10,376,271

Brazil – 2.4%
Federal Republic of Brazil (BB/Ba3)
$2,860,000	8.750		02/04/25	3,231,800

Colombia – 2.2%
Republic of Colombia (BB/Ba2)
COP2,256,000,000	12.000		10/22/15	1,131,297
$1,550,000	8.375		02/15/27	1,736,000

				2,867,297

Croatia(a) – 0.0%
Republic of Croatia (BBB/Baa3)
28,636	5.625		07/31/10	28,708

Dominican Republic – 1.8%
Dominican Republic (B/B3)
53,619	9.500		09/27/11	57,640
1,442,317	9.040		01/23/18	1,572,126
710,000	8.625	(e)	04/20/27	731,300

				2,361,066

Ecuador – 2.3%
Republic of Ecuador (CCC+/Caa1)(c)
1,545,000	9.000		08/15/30	1,599,075
Republic of Ecuador (Caa1)
1,310,000	9.375		12/15/15	1,414,800

				3,013,875

El Salvador – 1.7%
Republic of El Salvador (BB+/Baa3)
2,130,000	8.250		04/10/32	2,300,400

Guatemala – 3.5%
Republic of Guatemala (BB-/Ba2)
1,730,000	10.250		11/08/11	2,050,050
1,430,000	9.250		08/01/13	1,637,350
350,000	8.125	(f)	10/06/19	390,250
535,000	8.125	(e)(f)	10/06/19	589,837

				4,667,487

Indonesia – 2.4%
Republic of Indonesia (B+/B2)
370,000	7.500	(e)	01/15/16	383,875
1,370,000	7.500		01/15/16	1,421,375
1,330,000	6.875	(e)	03/09/17	1,316,700

				3,121,950

Ivory Coast – 0.1%
Ivory Coast
465,500	2.000		03/30/18	116,375

Jamaica – 0.6%
Government of Jamaica (B/B1)
703,000	9.000		06/02/15	738,150

Lebanon(a) – 1.4%
Republic of Lebanon MTN (B-)
550,000	7.830	(e)	11/30/09	574,750
1,180,000	7.830		11/30/09	1,233,100

				1,807,850

Mexico – 5.7%
United Mexican States (A/Baa1)
MXN71,600,000	8.000		12/19/13	6,270,782
United Mexican States (BBB/Baa1)
$1,060,000	8.300		08/15/31	1,258,750

				7,529,532

Nigeria(c) – 1.9%
Central Bank of Nigeria
2,500,000	6.250		11/15/20	2,487,500

Panama – 2.7%
Republic of Panama (BB/Ba1)
1,690,000	7.125		01/29/26	1,706,900
1,470,000	9.375		04/01/29	1,835,295

				3,542,195

Peru – 6.3%
Peruvian Government Bond (BB+)
PEN6,640,000	7.840		08/12/20	1,975,793
Republic of Peru (BB/Ba3)
EUR180,000	7.500		10/14/14	249,002
$1,865,000	8.375		05/03/16	2,030,985
4,130,000	7.350		07/21/25	4,088,700

				8,344,480

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Statement of Investments (continued)

April 30, 2006 (Unaudited)

Principal	Interest		Maturity
Amount•	Rate		Date	Value
Sovereign Debt Obligations – (continued)

Philippines – 5.7%
Republic of Philippines (BB-/B1)
$5,685,000	9.375	%(f)	01/18/12	$6,615,634
80,000	9.000		02/15/13	90,200
510,000	10.625		03/16/25	659,175
200,000	7.750		01/14/31	201,500

				7,566,509

Poland – 2.1%
Republic of Poland (A-/A2)
PLN8,080,000	6.000%		05/24/09	2,733,772

Russia – 9.1%
Ministry Finance of Russia (BBB/Baa2)
$3,900,000	3.000		05/14/08	3,695,250
Russian Federation (BBB/Baa2)(c)
7,675,000	5.000		03/31/30	$8,327,375

				12,022,625

Serbia(c) – 0.5%
Republic of Serbia (BB-)
740,000	3.750		11/01/24	660,450

Turkey – 7.5%
Republic of Turkey (BB-/Ba3)
2,440,000	11.750		06/15/10	2,918,240
320,000	11.875		01/15/30	487,200
6,050,000	8.000		02/14/34	6,473,500

				9,878,940

Ukraine – 1.1%
Ukraine Government (BB-/B1)
780,000	8.235	(a)	08/05/09	832,650
650,000	7.650		06/11/13	679,250

				1,511,900

Uruguay – 2.8%
Republic of Uruguay (B/B3)
3,260,000	9.250		05/17/17	3,732,700

Venezuela – 8.1%
Republic of Venezuela (BB-/B2)
2,590,000	10.750		09/19/13	3,218,075
7,000,000	5.750		02/26/16	6,499,500
1,100,000	6.000		12/09/20	1,003,750

				10,721,325

Vietnam – 0.4%
Socialist Republic of Vietnam (BB-/Ba3)
50,000	6.875		01/15/16	51,500
430,000	6.875	(e)	01/15/16	442,900

				494,400

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $105,985,936)				$105,857,557

Corporate Debt Obligations – 14.0%

Brazil – 8.5%
Brazil Inflation Linked Credit Linked Notes
$2,900,000	0.000	%(b)(e)	04/05/07	$2,678,440
BRL4,265,000	6.000		05/15/09	2,152,119
$2,940,000	6.000		05/15/45	1,125,990
5,860,000	6.000		05/17/45	5,246,324

				11,202,873

Egypt(b) – 2.8%
Egyptian Pound Credit Linked Note
130,000	0.000%		01/04/07	130,052
510,000	0.000		03/01/07	435,688
1,850,000	0.000		06/08/06	1,907,628
1,200,000	0.000		12/21/06	1,201,130

				3,674,498

Germany – 0.5%
Aries Vermogensverwaltng (BBB/Baa3)
500,000	9.600		10/25/14	622,500

Trinidad And Tobago(e) – 0.6%
National Gas Co. of Trinidad & Tobago Ltd. (BBB+/A3)
880,000	6.050		01/15/36	799,779

Ukraine – 0.7%
Nak Naftogaz Ukrainy (Ba2)
1,000,000	8.125		09/30/09	973,750

Venezuela(e) – 0.9%
Petrozuata Finance, Inc. (B+/Ba3)
1,173,520	7.630		04/01/09	1,173,520

TOTAL CORPORATE DEBT OBLIGATIONS
(Cost $18,653,267)				$18,446,920

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 94.1%
(Cost $124,639,203)				$124,304,477

Repurchase Agreement(g) – 4.3%

United States – 4.3%
Joint Repurchase Agreement Account II
$5,700,000	4.784%		05/01/06	$5,700,000
Maturity Value: $5,702,272
(Cost $5,700,000)

TOTAL INVESTMENTS – 98.4%
(Cost $130,339,203)				$130,004,477
Other Assets in Excess of Liabilities – 1.6%				2,132,547

Net Assets – 100.0%				$132,137,024

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2006.

(b)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at April 30, 2006.

(d)	Security is currently in default/ non-income producing.

(e)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,691,101, which represents approximately 6.6% of net assets as of April 30, 2006.

(f)	Securities with “Call” or “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

(g)	Joint repurchase agreement was entered into on April 28, 2006. Additional information appears on page 39.

•	The principal amount of each security is stated in the currency in which bond is denominated. See below.

Currency Description

ARS	=	Argentine Peso	EUR	=	Euro Currency
BRL	=	Brazilian Real	MXN	=	Mexican Peso
COP	=	Colombian Peso	PEN	=	Peruvian Nuevo Sol
DEM	=	German Mark	PLN	=	Polish Zloty

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviation:
MTN	—	Medium-Term Note

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At April 30, 2006, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Purchase Contracts	Date	Settlement Date	Value	Gain

Euro	05/24/2006	$1,004,154	$1,009,474	$5,320
Hungarian Forint	06/14/2006	86,119	90,122	4,003

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS		$1,090,273	$1,099,596	$9,323

Open Forward Foreign Currency	Expiration	Value on	Current	Unrealized
Sale Contracts	Date	Settlement Date	Value	Gain (Loss)

Brazilian Real	05/15/2006	$1,030,000	$1,083,070	$(53,070)
Euro	05/24/2006	1,958,995	1,993,309	(34,314)
Mexican Peso	07/12/2006	6,412,173	6,398,051	14,122
Polish Zloty	06/13/2006	2,672,401	2,820,820	(148,419)

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS		$12,073,569	$12,295,250	$(221,681)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Statement of Investments (continued)

April 30, 2006 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At April 30, 2006 the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rate Type

	Notional		Payments	Payments
Swap	Amount	Termination	received by	made by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Gain (Loss)

Salomon Smith Barney	MXN86,000	03/10/2008	7.98%	Mexican Interbank Equilibrium	$3,952
Salomon Smith Barney	BRL12,000	07/01/2008	14.66%	Brazilian Interbank Lending Rate	(14,184)
Salomon Smith Barney	CLP758,000	02/10/2011	3.32%	Brazilian Interbank Lending Rate	5,537

TOTAL					$(4,695)

TOTAL RETURN SWAP CONTRACTS

Upfront
Payment
	Notional			Payments	made by
Swap	Amount	Termination	Reference	received by	the Fund	Unrealized
Counterparty	(000s)	Date	Security	the Fund	(000s)	Gain

Merrill Lynch	BRL2,203	5/15/2045	Brazilian Sovereign Bond*	Inflation Linked Brazilian Local Bonds Index + 6.00%	$1,030	$68,575

* The reference security is a government bond issued by the Federative Republic of Brazil, with a maturity date of May 15, 2045 and a principal amount of BRL 2,202,900. On the termination date of the swap, the Fund will receive a payment from the counterparty equal to the notional amount multiplied by the price of the reference security, converted to US dollars, less related costs, if any.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2006, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

High Yield	$74,700,000

Emerging Markets Debt	5,700,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,986,300,000	4.78%	05/01/2006	$1,987,091,210

Barclays Capital PLC	1,670,000,000	4.79	05/01/2006	1,670,666,608

Deutsche Bank Securities, Inc.	1,000,000,000	4.79	05/01/2006	1,000,399,167

Greenwich Capital Markets	500,000,000	4.78	05/01/2006	500,199,167

J.P. Morgan Securities, Inc.	300,000,000	4.78	05/01/2006	300,119,500

Morgan Stanley & Co.	800,000,000	4.78	05/01/2006	800,318,666

UBS Securities LLC	50,000,000	4.77	05/01/2006	50,019,875

Wachovia Capital Markets	250,000,000	4.79	05/01/2006	250,099,792

TOTAL	$6,556,300,000			$6,558,913,985

At April 30, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 3.63% to 3.90%, due 09/17/2007 to 10/24/2008; Federal Home Loan Bank, 0.00% to 10.50%, due 05/11/2006 to 01/22/2016; Federal Home Loan Mortgage Association, 0.00% to 7.50%, due 08/01/2006 to 04/01/2036 and Federal National Mortgage Association, 0.00% to 9.50%, due 05/15/2006 to 05/01/2036. The aggregate market value of the collateral, including accrued interest, was $6,695,443,111.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Assets and Liabilities

April 30, 2006 (Unaudited)

	Global	High Yield	Emerging Markets
	Income Fund	Fund	Debt Fund

Assets:

Investment in securities, at value (identified cost $506,440,511, $2,233,575,868 and $130,339,203, respectively)	$509,694,984	$2,289,726,006	$130,004,477
Cash	59	—	—
Foreign currencies, at value (identified cost $4,370,187, $3,876,083 and $91,065, respectively)(b)	4,402,571	3,904,713	91,049
Receivables:
Interest and dividends, at value (net of allowances)	5,147,705	45,411,788	3,522,734
Forward foreign currency exchange contracts, at value	11,729,095	355,777	23,445
Fund shares sold	2,667,590	8,746,041	598,115
Investment securities sold, at value	123,255	2,807,859	3,367,183
Swap contracts, at value	1,344,583	—	78,064
Variation margin, at value	895,689	—	—
Reimbursement from investment adviser	37,695	43,653	79,725
Other assets	10,347	163,754	9,321

Total assets	536,053,573	2,351,159,591	137,774,113

Liabilities:

Due to custodian	—	689,075	781,245
Payables:
Forward foreign currency exchange contracts, at value	19,500,647	21,966,755	235,803
Investment securities purchased, at value	1,215,571	21,187,527	4,153,943
Fund shares repurchased	431,749	7,355,857	167,317
Income distribution	—	3,033,152	45,253
Amounts owed to affiliates	350,501	1,904,356	108,872
Swap contracts, at value	1,274,971	—	14,184
Due to swap counterparty	4,058	—	—
Accrued expenses	174,945	312,835	130,472

Total liabilities	22,952,442	56,449,557	5,637,089

Net Assets:

Paid-in capital	577,978,751	2,245,890,873	129,732,544
Accumulated undistributed (distributions in excess of) net investment income	854,224	2,341,269	(249,782)
Accumulated net realized gain (loss) on investment, options, futures, swaps and foreign currency related transactions	(61,938,045)	11,601,640	3,116,073
Net unrealized gain (loss) on investments, options, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(3,793,799)	34,876,252	(461,811)

NET ASSETS	$513,101,131	$2,294,710,034	$132,137,024

Net Assets:
Class A	$189,321,165	$1,175,534,306	$68,878,217
Class B	20,344,593	101,001,829	—
Class C	6,592,920	80,014,276	—
Institutional	296,372,788	935,853,424	63,258,807
Service	469,665	2,306,199	—

Shares outstanding:
Class A	14,955,352	147,062,700	5,920,118
Class B	1,612,946	12,619,906	—
Class C	523,760	10,008,133	—
Institutional	23,447,176	116,943,491	5,430,774
Service	37,187	288,780	—

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	40,576,421	286,923,010	11,350,892

Net asset value, offering and redemption price per share:(a)
Class A	$12.66	$7.99	$11.63
Class B	12.61	8.00	—
Class C	12.59	7.99	—
Institutional	12.64	8.00	11.65
Service	12.63	7.99	—

(a)	Maximum public offering price per share for Class A shares of the Global Income, High Yield and Emerging Markets Debt Funds (NAV per share multiplied by 1.0471) is $13.26, $8.37 and $12.18, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
(b)	Includes restricted cash of $999,418 related to initial margin requirements and collateral on futures transactions for the Global Income Fund.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended April 30, 2006 (Unaudited)

	Global	High Yield	Emerging Markets
	Income Fund	Fund	Debt Fund

Investment income:

Interest (net of allowances)(a)	$7,487,703	$90,317,007	$3,393,955
Dividends	10,201	221,633	—

Total income	$7,497,904	90,538,640	3,393,955

Expenses:

Management fees	1,346,074	7,411,036	418,624
Distribution and Service fees(b)	359,048	2,190,496	68,182
Transfer Agent fees(b)	201,899	1,157,846	53,659
Custody and accounting fees	176,148	249,845	88,192
Professional fees	37,857	40,863	32,006
Registration fees	37,811	71,113	41,288
Printing fees	31,957	66,229	23,054
Trustee fees	4,318	4,318	4,318
Service share fees	1,170	4,915	—
Other	20,760	85,141	75,057

Total expenses	2,217,042	11,281,802	804,380

Less — expense reductions	(309,272)	(319,732)	(259,582)

Net Expenses	1,907,770	10,962,070	544,798

NET INVESTMENT INCOME	5,590,134	79,576,570	2,849,157

Realized and unrealized gain (loss) on investment, options, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(749,318)	6,421,311	3,030,551
Options written	219,688	—	—
Futures transactions	1,761,554	—	70,854
Swap contracts	56,547	—	97,848
Foreign currency related transactions	(6,028,580)	21,662,887	13,246
Net change in unrealized gain (loss) on:
Investments	4,624,193	57,629,810	(1,247,259)
Options written	130,858	—	—
Futures	(23,912)	—	(55,966)
Swap contracts	2,147	—	73,123
Translation of assets and liabilities denominated in foreign currencies	(5,938,721)	(34,286,061)	(207,399)

Net realized and unrealized gain (loss) on investment, options, futures, swap and foreign currency related transactions	(5,945,544)	51,427,947	1,774,998

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(355,410)	$131,004,517	$4,624,155

(a)	Net of $2,454 in foreign withholding tax for the High Yield Fund.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Global Income	$211,048	$112,540	$35,460	$135,071	$18,006	$5,674	$43,054	$94
High Yield	1,304,296	510,616	375,584	834,749	81,698	60,094	180,912	393
Emerging Markets Debt	68,182	—	—	43,637	—	—	10,022	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Global Income Fund

	For the Six
	Months Ended	For the
	April 30, 2006	Year Ended
	(Unaudited)	October 31, 2005

From operations:

Net investment income	$5,590,134	$8,503,204
Net realized gain (loss) on investment, options, futures, swap and foreign currency related transactions	(4,740,109)	29,826,002
Net change in unrealized gain (loss) on investments, options, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(1,205,435)	(23,407,913)

Net increase (decrease) in net assets resulting from operations	(355,410)	14,921,293

Distributions to shareholders:

From net investment income
Class A Shares	(7,589,807)	(12,637,043)
Class B Shares	(916,461)	(1,906,896)
Class C Shares	(275,130)	(615,553)
Institutional Shares	(9,682,049)	(10,092,583)
Service Shares	(20,199)	(39,718)
From net realized gains
Class A Shares	—	—
Institutional Shares	—	—

Total distributions to shareholders	(18,483,646)	(25,291,793)

From share transactions:

Proceeds from sales of shares	204,769,839	294,640,539
Reinvestment of dividends and distributions	16,539,291	21,891,808
Cost of shares repurchased(a)	(111,142,724)	(210,384,450)

Net increase (decrease) in net assets resulting from share transactions	110,166,406	106,147,897

TOTAL INCREASE (DECREASE)	91,327,350	95,777,397

Net assets:

Beginning of period	421,773,781	325,996,384

End of period	$513,101,131	$421,773,781

Accumulated undistributed (distributions in excess of) net investment income	$854,224	$13,747,736

(a)	Net of redemption fees, remitted to the Funds as follows:

	For the Six
	Months Ended	For the
	April 30, 2006	Year Ended
Fund	(Unaudited)	October 31, 2005

Global Income	$3,779	$6,229

High Yield	38,496	63,737

Emerging Markets Debt	18,788	2,083

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

High Yield Fund		Emerging Markets Debt Fund

For the Six		For the Six
Months Ended		Months Ended	For the
April 30, 2006	For the Year Ended	April 30, 2006	Year Ended
(Unaudited)	October 31, 2005	(Unaudited)	October 31, 2005

$79,576,570	$158,592,451	$2,849,157	$2,662,733
28,084,198	45,239,247	3,212,499	3,264,243

23,343,749	(102,730,743)	(1,437,501)	96,790

131,004,517	101,100,955	4,624,155	6,023,766

(39,410,534)	(89,921,358)	(1,692,311)	(880,892)
(3,489,833)	(8,286,780)	—	—
(2,560,371)	(4,972,722)	—	—
(35,915,899)	(68,948,809)	(1,676,383)	(1,670,378)
(73,030)	(125,665)	—	—

—	—	(1,535,731)	(297,553)
—	—	(1,540,548)	(948,324)

(81,449,667)	(172,255,334)	(6,444,973)	(3,797,147)

626,493,201	1,034,540,842	77,110,314	52,373,706
60,822,536	122,358,326	5,856,530	3,703,776
(453,226,622)	(1,178,657,417)	(24,297,745)	(8,812,947)

234,089,115	(21,758,249)	58,669,099	47,264,535

283,643,965	(92,912,628)	56,848,281	49,491,154

2,011,066,069	2,103,978,697	75,288,743	25,797,589

$2,294,710,034	$2,011,066,069	$132,137,024	$75,288,743

$2,341,269	$4,214,366	$(249,782)	$269,755

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements

April 30, 2006 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (as amended) (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Global Income Fund (“Global Income”), Goldman Sachs High Yield Fund (“High Yield”) and Goldman Sachs Emerging Markets Debt Fund (“Emerging Markets Debt”), (collectively, the “Funds” or individually a “Fund”). High Yield is a diversified portfolio of the Trust whereas Global Income and Emerging Markets Debt are registered as non-diversified portfolios. The Global Income and High Yield Funds offer five classes of shares — Class A, Class B, Class C, Institutional and Service. Emerging Markets Debt offers two classes of shares — Class A and Institutional. Class A shares of Global Income, High Yield and Emerging Markets Debt are sold with front-end sales charges of up to 4.50%. Class B shares of Global Income and High Yield are sold with contingent deferred sales charges that decline from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of Global Income and High Yield are sold with a contingent deferred sales charge of 1% during the first 12 months. Such sales loads are paid directly to Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds. Institutional Class shares of Global Income, High Yield and Emerging Markets Debt, and Service Class Shares of Global Income and High Yield, are not subject to a sales charge.

     High Yield invests primarily in non-investment grade fixed-income securities, which are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, generally negative perceptions of the junk bond markets and less secondary market liquidity.
     Emerging Markets Debt and Global Income invest in securities of foreign companies and foreign governments which involves special risks; including, but not limited to, the possibility of future political and economic developments that could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid, and their prices more volatile, than those of comparable U.S. companies and the United States government. In addition, Emerging Markets Debt invests in the Sovereign Debt Obligations of countries that are considered emerging markets countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic developments that may adversely affect the economies of these emerging markets countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Portfolio securities for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Investments in securities traded on a U.S. or foreign securities exchange (or the Nasdaq system) are valued daily at their last sales price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Portfolio securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Interest income is recorded on the basis of interest accrued (net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable), premium amortized and discount accreted. Dividend income is recorded on the ex-dividend date,

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

net of foreign withholding taxes if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Net investment income (other than class specific expenses) and unrealized and realized gains or losses of the Funds are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and included in interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market discounts and market premiums on debt securities are accreted and amortized to interest income (loss) over the expected life of the security with a corresponding adjustment in the cost basis of that security.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of Global Income and High Yield and Class A shareholders of Emerging Markets Debt bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares of Global Income and High Yield bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

D. Federal Taxes and Distribution to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions for High Yield and Emerging Markets Debt are declared daily and paid monthly. Income distributions for Global Income are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually for all Funds.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or as a tax return of capital. It appears likely that a portion of Global Income Fund’s income distributions for the fiscal year ending October 31, 2006 will be treated as a non-taxable return of capital.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and the sale and holdings of foreign denominated debt obligations; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments and are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)

April 30, 2006 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, swap contracts, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate or physically move liquid assets, on the books of their custodian or to respective counterparties, with a current value equal to or greater than the market value of the corresponding transactions.

G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

H. Options — When Global Income writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. Purchased over-the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to a Fund.

I. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in absence of a sale, the last bid at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

J. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2006, the Funds had sufficient cash and/or securities to cover any commitment under these contracts.

K. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

     The Funds record unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contracts, including terminated swaps, are recorded as realized gains or losses.
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     A total return swap is an agreement that obligates one party to pay or receive an amount (either upfront or periodically) in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. Either periodically or at the termination of the swap, the parties exchange payment(s) based on the economic returns of a specified notional amount of the underlying reference asset.

L. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds for which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of Operations. TIPS are backed by the full faith and credit of the U.S. Government.

3. AGREEMENTS

GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement with the Trust on behalf of High Yield and Emerging Markets Debt, and Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs serves as investment adviser pursuant to an Investment Management Agreement with the Trust on behalf of Global Income (the Investment Management Agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”). Under the Agreements, the respective investment adviser manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)

April 30, 2006 (Unaudited)

3. AGREEMENTS (continued)

     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the investment advisers are entitled to a fee (“Management fee”), computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

     GSAM has entered into a fee reduction commitment for the Funds which was implemented on a voluntary basis beginning July 1, 2005 and on a contractual basis as of February 28, 2006 to achieve the rates listed below. For the six months ended April 30, 2006, the Funds’ Management fees as an annual percentage rate of average daily net assets are as follows:

	Average Daily
Fund	Net Assets	Fee

Global Income	Up to $1 billion	0.65%
	Next $1 billion	0.59
	Over $2 billion	0.56

High Yield	Up to $2 billion	0.70
	Over $2 billion	0.63

Emerging Markets Debt	Up to $2 billion	0.80
	Over $2 billion	0.72

     Prior to July 1, 2005, the Funds’ Management fees, as an annual percentage rate of average daily net assets, were as follows:

Management
Fund	Fee

Global Income	0.65%

High Yield	0.70

Emerging Markets Debt	0.80

     Each investment adviser has voluntarily agreed to limit certain “Other expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset agreements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse their respective adviser for prior fiscal year expense reimbursements, if any.
     For the six months ended April 30, 2006, the Other Expense limitations of Global Income, High Yield, and Emerging Markets were 0.004%, 0.024%, and 0.044%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Emerging Markets Debt Class A Shares and 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively of Global Income and High Yield. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares of Global Income and High Yield.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

3. AGREEMENTS (continued)

     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Global Income	$7,600	$—	$—

High Yield	139,500	—	1,200

Emerging Markets Debt	13,500	—	—

     All Shares of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Redemption fees are reimbursed to the Funds and reflected as a reduction in share redemptions on the Statement of Changes in Net Assets. Redemption fees increase to Paid in Capital and are allocated to each share class of the Fund on a pro rata basis.

     Goldman Sachs also serves as Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.16% of the average daily net assets for Class A Shares of the Funds, Class B and Class C (Global Income and High Yield only) Shares and 0.04% of the average daily net assets for Institutional Shares of the Funds and Service shares (Global Income and High Yield only).
     The Trust, on behalf of Global Income and High Yield, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     For the six months ended April 30, 2006, GSAM and GSAMI have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction of the Funds’ expenses. These expense reductions were as follows (in thousands):

	Management	Other Expense	Custody Fee	Total Expense
Fund	Fee Waiver	Reimbursement	Reduction	Reductions

Global Income	$—	$300	$9	$309

High Yield	16	262	42	320

Emerging Markets Debt	—	241	19	260

     As of April 30, 2006, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Global Income	$257	$58	$36	$351

High Yield	1,304	390	210	1,904

Emerging Markets Debt	84	14	11	109

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)

April 30, 2006 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2006, were as follows:

			Sales and	Sales and Maturities
	Purchases of	Purchases	Maturities of	(Excluding
	U.S. Government	(Excluding	U.S. Government	U.S. Government
	and Agency	U.S. Government and	and Agency	and Agency
Fund	Obligations	Agency Obligations)	Obligations	Obligations)

Global Income	$48,413,535	$231,702,225	$29,124,997	$107,297,361

High Yield	—	702,627,319	—	456,733,047

Emerging Markets Debt	2,741,754	131,412,971	1,519,725	73,944,421

     For the six months ended April 30, 2006, the Emerging Markets Debt Fund paid commissions of approximately $200 in connection with futures contracts entered into with Goldman Sachs.

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management of investment advisory agreements with GSAM. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the six months ended April 30, 2006, the Funds did not have any borrowings under this facility.

6. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2005, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Global Income	High Yield	Emerging Markets Debt

Capital loss carryforward:*
Expiring 2010	$(26,255,374)	$—	$—
Expiring 2011	(28,737,453)	(3,216,115)	—
Expiring 2012	(1,611,665)	—	—

Total capital loss carryforward	$(56,604,492)	$(3,216,115)	$—

Timing differences (income distribution payable and swaps receivable)	$(673,365)	$(5,400,373)	$(31,902)

*	Expiration occurs on October 31 of the year indicated.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

6. TAX INFORMATION (continued)

     At April 30, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Income	High Yield	Emerging Markets Debt

Tax cost	$510,790,137	$2,233,725,516	$130,341,531

Gross unrealized gain	114,231,641	130,024,964	16,970,534
Gross unrealized loss	(115,326,794)	(74,024,474)	(17,307,588)

Net unrealized security gain (loss)	$(1,095,153)	$56,000,490	$(337,054)

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gain on futures and forward foreign currency contracts recognized for tax purposes and differing treatment of market premium amortization and discount accretion.

7. OTHER MATTERS

As of April 30, 2006, the Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio were beneficial owners of approximately 6%, 12% and 33% of the Global Income Fund, respectively.

     As of April 30, 2006, the Goldman Sachs Growth Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio were beneficial owners of approximately 17% and 22% of the Emerging Markets Debt Fund, respectively.
     As of April 30, 2006, Goldman Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 2% of the outstanding shares of the High Yield Fund.

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these Funds, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, GSAMI, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision.

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Notes to Financial Statements (continued)

April 30, 2006 (Unaudited)

8. SUMMARY OF SHARE TRANSACTIONS

	Global Income Fund

	For the Six Months Ended
	April 30, 2006		For the Year Ended
	(Unaudited)		October 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,238,085	$54,310,667	5,506,979	$74,333,167
Reinvestment of dividends and distributions	532,833	6,883,347	838,199	11,271,419
Shares converted from Class B(a)	26,855	354,496	35,018	472,887
Shares repurchased	(2,949,187)	(38,220,984)	(5,602,085)	(75,652,596)

	1,848,586	23,327,526	778,111	10,424,877

Class B Shares
Shares sold	31,218	402,009	126,039	1,694,577
Reinvestment of dividends and distributions	57,052	734,775	115,459	1,547,652
Shares converted to Class A(a)	(26,978)	(354,496)	(35,172)	(472,887)
Shares repurchased	(328,017)	(4,232,406)	(623,523)	(8,390,953)

	(266,725)	(3,450,118)	(417,197)	(5,621,611)

Class C Shares
Shares sold	81,274	1,044,624	227,163	3,067,526
Reinvestment of dividends and distributions	16,150	207,590	37,222	498,032
Shares repurchased	(208,759)	(2,719,700)	(252,443)	(3,388,520)

	(111,335)	(1,467,486)	11,942	177,038

Institutional Shares
Shares sold	11,619,749	148,968,814	16,030,460	215,416,614
Reinvestment of dividends and distributions	675,292	8,706,314	638,411	8,557,970
Shares repurchased	(5,048,662)	(65,946,479)	(9,082,740)	(122,816,175)

	7,246,379	91,728,649	7,586,131	101,158,409

Service Shares
Shares sold	3,386	43,725	9,461	128,655
Reinvestment of dividends and distributions	563	7,265	1,247	16,735
Shares repurchased	(1,811)	(23,155)	(10,154)	(136,206)

	2,138	27,835	554	9,184

NET INCREASE (DECREASE)	8,719,043	$110,166,406	7,959,541	$106,147,897

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

High Yield Fund				Emerging Markets Debt Fund

For the Six Months Ended				For the Six Months Ended
April 30, 2006		For the Year Ended		April 30, 2006		For the Year Ended
(Unaudited)		October 31, 2005		(Unaudited)		October 31, 2005

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

43,334,849	$343,431,349	59,918,904	$482,923,803	4,705,541	$55,822,339	2,559,829	$29,690,378
3,942,001	31,253,514	8,288,463	66,555,057	227,824	2,651,604	95,808	1,090,595
205,640	1,632,070	215,394	1,716,843	—	—	—	—
(29,354,630)	(231,943,364)	(76,783,213)	(614,605,307)	(1,935,488)	(22,647,988)	(217,414)	(2,465,633)

18,127,860	144,373,569	(8,360,452)	(63,409,604)	2,997,877	35,825,955	2,438,223	28,315,340

1,110,034	8,794,342	3,339,129	26,994,815	—	—	—	—
310,074	2,460,158	703,838	5,657,069	—	—	—	—
(205,381)	(1,632,070)	(215,124)	(1,716,843)	—	—	—	—
(1,977,828)	(15,660,920)	(3,438,905)	(27,602,836)	—	—	—	—

(763,101)	(6,038,490)	338,938	3,332,205	—	—	—	—

1,880,535	14,874,136	4,483,137	36,110,747	—	—	—	—
214,158	1,697,429	424,989	3,409,990	—	—	—	—
(1,380,544)	(10,908,090)	(2,566,081)	(20,585,642)	—	—	—	—

714,149	5,663,475	2,342,045	18,935,095	—	—	—	—

32,702,406	258,708,332	60,952,919	487,770,294	1,813,663	21,287,975	1,980,002	22,683,328
3,197,203	25,377,139	5,806,502	46,697,529	275,011	3,204,926	231,745	2,613,181
(24,514,810)	(194,657,904)	(64,058,550)	(515,581,178)	(141,203)	(1,649,757)	(550,280)	(6,347,314)

11,384,799	89,427,567	2,700,871	18,886,645	1,947,471	22,843,144	1,661,467	18,949,195

86,860	685,042	91,663	741,183	—	—	—	—
4,327	34,296	4,827	38,681	—	—	—	—
(7,146)	(56,344)	(35,156)	(282,454)	—	—	—	—

84,041	662,994	61,334	497,410	—	—	—	—

29,547,748	$234,089,115	(2,867,264)	$(21,758,249)	4,945,348	$58,669,099	4,099,690	$47,264,535

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
							Distributions
	Net asset						to shareholders
	value,	Net		Net realized		Total from	from net
	beginning	investment		and unrealized		investment	investment
Year - Share Class	of period	income(a)		gain (loss)		operations	income

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2006 - A	$13.25	$0.16		$(0.18)		$(0.02)	$(0.57)
2006 - B	13.20	0.11		(0.18)		(0.07)	(0.52)
2006 - C	13.18	0.11		(0.18)		(0.07)	(0.52)
2006 - Institutional	13.23	0.19		(0.18)		0.01	(0.60)
2006 - Service	13.22	0.15		(0.18)		(0.03)	(0.56)
FOR THE YEARS ENDED OCTOBER 31,

2005 - A	13.65	0.32		0.28		0.60	(1.00)
2005 - B	13.61	0.22		0.27		0.49	(0.90)
2005 - C	13.58	0.22		0.28		0.50	(0.90)
2005 - Institutional	13.64	0.37		0.28		0.65	(1.06)
2005 - Service	13.63	0.30		0.28		0.58	(0.99)

2004 - A	14.39	0.36		0.19		0.55	(1.29)
2004 - B	14.34	0.28		0.19		0.47	(1.20)
2004 - C	14.32	0.28		0.18		0.46	(1.20)
2004 - Institutional	14.37	0.43		0.20		0.63	(1.36)
2004 - Service	14.36	0.37		0.19		0.56	(1.29)

2003 - A	14.34	0.46		0.32		0.78	(0.73)
2003 - B	14.30	0.39		0.30		0.69	(0.65)
2003 - C	14.27	0.38		0.32		0.70	(0.65)
2003 - Institutional	14.33	0.56		0.30		0.86	(0.82)
2003 - Service	14.31	0.49		0.31		0.80	(0.75)

2002 - A	14.72	0.50	(d)	(0.35	)(d)	0.15	(0.53)
2002 - B	14.68	0.41	(d)	(0.33	)(d)	0.08	(0.46)
2002 - C	14.65	0.41	(d)	(0.33	)(d)	0.08	(0.46)
2002 - Institutional	14.70	0.58	(d)	(0.33	)(d)	0.25	(0.62)
2002 - Service	14.69	0.50	(d)	(0.33	)(d)	0.17	(0.55)

2001 - A	14.68	0.55		0.85		1.40	(1.36)
2001 - B	14.65	0.48		0.84		1.32	(1.29)
2001 - C	14.63	0.47		0.84		1.31	(1.29)
2001 - Institutional	14.67	0.65		0.84		1.49	(1.46)
2001 - Service	14.66	0.57		0.84		1.41	(1.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.43%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of		Ratio of		Ratio of
		Net assets,	Ratio of		net investment		total		net investment
Net asset		end of	net expenses		income		expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.66	(0.25)%	$189,321	1.06	%(c)	2.54	%(c)	1.21	%(c)	2.39	%(c)	35%
12.61	(0.57)	20,344	1.81	(c)	1.77	(c)	1.96	(c)	1.62	(c)	35
12.59	(0.65)	6,593	1.81	(c)	1.78	(c)	1.96	(c)	1.63	(c)	35
12.64	(0.06)	296,373	0.69	(c)	2.95	(c)	0.84	(c)	2.80	(c)	35
12.63	(0.31)	470	1.19	(c)	2.41	(c)	1.34	(c)	2.26	(c)	35

13.25	4.56	173,712	1.08		2.36		1.32		2.12		137
13.20	3.72	24,819	1.83		1.61		2.07		1.37		137
13.18	3.80	8,370	1.83		1.61		2.07		1.37		137
13.23	4.90	214,410	0.69		2.70		0.91		2.48		137
13.22	4.38	463	1.19		2.26		1.43		2.02		137

13.65	4.01	168,340	1.25		2.60		1.67		2.18		109
13.61	3.47	31,252	1.84		2.00		2.26		1.58		109
13.58	3.40	8,463	1.84		2.01		2.26		1.59		109
13.64	4.66	117,471	0.69		3.12		1.11		2.70		109
13.63	4.13	470	1.19		2.65		1.61		2.23		109

14.39	5.45	224,553	1.35		3.15		1.74		2.76		106
14.34	4.87	37,118	1.85		2.64		2.24		2.25		106
14.32	4.96	11,238	1.85		2.64		2.24		2.25		106
14.37	6.07	90,368	0.70		3.82		1.09		3.43		106
14.36	5.61	609	1.20		3.37		1.59		2.98		106

14.34	1.08	255,821	1.34		3.36	(d)	1.72		2.98	(d)	146
14.30	0.59	37,986	1.84		2.88	(d)	2.22		2.50	(d)	146
14.27	0.59	11,533	1.84		2.88	(d)	2.22		2.50	(d)	146
14.33	1.82	143,127	0.69		4.00	(d)	1.07		3.62	(d)	146
14.31	1.24	1,184	1.19		3.49	(d)	1.57		3.11	(d)	146

14.72	10.08	286,718	1.34		3.80		1.70		3.44		222
14.68	9.50	31,969	1.84		3.28		2.20		2.92		222
14.65	9.44	8,679	1.84		3.28		2.20		2.92		222
14.70	10.73	181,869	0.69		4.47		1.05		4.11		222
14.69	10.18	1,394	1.19		3.96		1.55		3.60		222

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
							Distributions
	Net asset						to shareholders
	value,	Net		Net realized		Total from	from net	Net asset
	beginning	investment		and unrealized		investment	investment	value, end	Total
Year - Share Class	of period	income(a)		gain (loss)		operations	income	period	return(b)

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2006 - A	$7.81	$0.29		$0.19		$0.48	$(0.30)	$7.99	6.20%
2006 - B	7.82	0.26		0.19		0.45	(0.27)	8.00	5.81
2006 - C	7.81	0.26		0.19		0.45	(0.27)	7.99	5.81
2006 - Institutional	7.82	0.30		0.19		0.49	(0.31)	8.00	6.39
2006 - Service	7.80	0.28		0.20		0.48	(0.29)	7.99	6.28
FOR THE YEARS ENDED OCTOBER 31,

2005 - A	8.08	0.62		(0.22)		0.40	(0.67)	7.81	5.10
2005 - B	8.09	0.56		(0.22)		0.34	(0.61)	7.82	4.31
2005 - C	8.08	0.56		(0.22)		0.34	(0.61)	7.81	4.32
2005 - Institutional	8.09	0.65		(0.21)		0.44	(0.71)	7.82	5.50
2005 - Service	8.09	0.62		(0.24)		0.38	(0.67)	7.80	4.72

2004 - A	7.79	0.65		0.32		0.97	(0.68)	8.08	12.94
2004 - B	7.80	0.60		0.31		0.91	(0.62)	8.09	12.09
2004 - C	7.79	0.60		0.31		0.91	(0.62)	8.08	12.10
2004 - Institutional	7.81	0.69		0.30		0.99	(0.71)	8.09	13.23
2004 - Service	7.80	0.65		0.31		0.96	(0.67)	8.09	12.81

2003 - A	6.38	0.65		1.40		2.05	(0.64)	7.79	33.34
2003 - B	6.39	0.60		1.39		1.99	(0.58)	7.80	32.31
2003 - C	6.38	0.59		1.40		1.99	(0.58)	7.79	32.36
2003 - Institutional	6.39	0.68		1.41		2.09	(0.67)	7.81	33.98
2003 - Service	6.39	0.64		1.40		2.04	(0.63)	7.80	33.16

2002 - A	7.24	0.68	(d)	(0.86	)(d)	(0.18)	(0.68)	6.38	(2.98)
2002 - B	7.24	0.63	(d)	(0.85	)(d)	(0.22)	(0.63)	6.39	(3.56)
2002 - C	7.24	0.62	(d)	(0.85	)(d)	(0.23)	(0.63)	6.38	(3.57)
2002 - Institutional	7.25	0.70	(d)	(0.85	)(d)	(0.15)	(0.71)	6.39	(2.59)
2002 - Service	7.24	0.67	(d)	(0.84	)(d)	(0.17)	(0.68)	6.39	(2.93)

2001 - A	8.18	0.83		(0.93)		(0.10)	(0.84)	7.24	(1.54)
2001 - B	8.18	0.77		(0.93)		(0.16)	(0.78)	7.24	(2.28)
2001 - C	8.17	0.77		(0.92)		(0.15)	(0.78)	7.24	(2.28)
2001 - Institutional	8.19	0.86		(0.93)		(0.07)	(0.87)	7.25	(1.14)
2001 - Service	8.19	0.82		(0.94)		(0.12)	(0.83)	7.24	(1.65)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. For the year ended October 31, 2002 this change had no impact on net investment and unrealized gains and losses per share and no impact on the ratio of net investment income to average net assets with and without expense reductions. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

					Ratios assuming no
					expense reductions

			Ratio of				Ratio of
Net assets,	Ratio of		net investment		Ratio of total		net investment
end of	net expenses		income		expenses		income		Portfolio
period	to average		to average		to average		to average		turnover
(in 000s)	net assets		net assets		net assets		net assets		rate

$1,175,534	1.13	%(c)	7.38	%(c)	1.16	%(c)	7.35	%(c)	23%
101,002	1.88	(c)	6.65	(c)	1.91	(c)	6.62	(c)	23
80,014	1.88	(c)	6.64	(c)	1.91	(c)	6.61	(c)	23
935,854	0.76	(c)	7.76	(c)	0.79	(c)	7.73	(c)	23
2,306	1.26	(c)	7.27	(c)	1.29	(c)	7.23	(c)	23

1,006,734	1.15		7.74		1.17		7.72		52
104,637	1.90		6.98		1.92		6.96		52
72,590	1.90		6.95		1.92		6.93		52
825,508	0.76		8.11		0.79		8.08		52
1,597	1.26		7.62		1.29		7.59		52

1,109,364	1.16		8.31		1.18		8.29		47
105,106	1.91		7.54		1.93		7.52		47
56,174	1.91		7.53		1.93		7.51		47
832,175	0.76		8.73		0.78		8.71		47
1,160	1.26		8.18		1.28		8.16		47

1,821,032	1.17		8.97		1.19		8.95		54
97,894	1.92		8.25		1.94		8.23		54
46,812	1.92		8.21		1.94		8.19		54
1,119,417	0.77		9.42		0.79		9.40		54
958	1.27		8.86		1.29		8.84		54

770,011	1.16		9.54	(d)	1.19		9.51	(d)	36
54,065	1.91		8.83	(d)	1.94		8.80	(d)	36
20,107	1.91		8.81	(d)	1.94		8.78	(d)	36
726,140	0.76		9.95	(d)	0.79		9.92	(d)	36
494	1.26		9.50	(d)	1.29		9.47	(d)	36

493,739	1.16		10.55		1.22		10.49		57
45,514	1.91		9.83		1.97		9.77		57
12,494	1.91		9.82		1.97		9.76		57
460,253	0.76		10.96		0.82		10.90		57
384	1.26		10.49		1.32		10.43		57

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Period - Share Class	of period	income(a)	gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2006 - A	$11.75	$0.30	$0.36	$0.66	$(0.37)	$(0.41)	$(0.78)
2006 - Institutional	11.76	0.33	0.37	0.70	(0.40)	(0.41)	(0.81)
FOR THE YEARS ENDED OCTOBER 31,

2005 - A	11.18	0.74	1.00	1.74	(0.64)	(0.53)	(1.17)
2005 - Institutional	11.19	0.77	1.02	1.79	(0.69)	(0.53)	(1.22)

2004 - A	10.22	0.59	0.97	1.56	(0.57)	(0.03)	(0.60)
2004 - Institutional	10.23	0.62	0.98	1.60	(0.61)	(0.03)	(0.64)

2003 - A (commenced August 29, 2003)	10.00	0.08	0.26	0.34	(0.12)	—	(0.12)
2003 - Institutional (commenced August 29, 2003)	10.00	0.11	0.24	0.35	(0.12)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	Annualized.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.63	6.07%	$68,878	1.22	%(c)	5.25	%(c)	1.71	%(c)	4.76	%(c)	85%
11.65	6.17	63,259	0.85	(c)	5.66	(c)	1.35	(c)	5.16	(c)	85

11.75	16.48	34,327	1.26		6.13		1.82		5.57		207
11.76	17.01	40,962	0.88		6.58		1.52		5.94		207

11.18	15.78	5,411	1.28		5.43		3.09		3.62		273
11.19	16.22	20,387	0.88		5.90		2.57		4.21		273

10.22	3.36	1,088	1.28	(c)	5.35	(c)	5.53	(c)	1.10	(c)	49
10.23	3.52	11,688	0.88	(c)	5.96	(c)	4.88	(c)	1.96	(c)	49

GOLDMAN SACHS SPECIAL FOCUS FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended April 30, 2006 (Unaudited)

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 through April 30, 2006.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Income Fund				High Yield Fund				Emerging Markets Debt Fund

				Expenses				Expenses			Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending	Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value	6 months ended
Share Class	11/1/05	4/30/06		4/30/06*	11/1/05	4/30/06		4/30/06*	11/1/05	4/30/06	4/30/06*

Class A
Actual	$1,000	$997.50		$5.26	$1,000	$1,062.00		$5.78	$1,000	$1,060.70	$6.22
Hypothetical 5% return	1,000	1,019.53	+	5.31	1,000	1,019.24	+	5.66	1,000	1,018.76 +	6.09

Class B
Actual	1,000	994.30		8.94	1,000	1,058.10		9.57	N/A	N/A	N/A
Hypothetical 5% return	1,000	1,015.83	+	9.03	1,000	1,015.49	+	9.37	N/A	N/A	N/A

Class C
Actual	1,000	993.50		8.93	1,000	1,058.10		9.57	N/A	N/A	N/A
Hypothetical 5% return	1,000	1,015.83	+	9.03	1,000	1,015.50	+	9.37	N/A	N/A	N/A

Institutional
Actual	1,000	999.40		3.43	1,000	1,063.90		3.90	1,000	1,061.70	4.34
Hypothetical 5% return	1,000	1,021.37	+	3.46	1,000	1,021.02	+	3.82	1,000	1,020.58 +	4.25

Service
Actual	1,000	996.90		5.89	1,000	1,062.80		6.42	N/A	N/A	N/A
Hypothetical 5% return	1,000	1,018.90	+	5.95	1,000	1,018.57	+	6.28	N/A	N/A	N/A

*	Expenses for each share class are calculated using each Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Global Income	1.06%	1.81%	1.81%	0.69%	1.19%
High Yield	1.13	1.88	1.88	0.76	1.26
Emerging Markets Debt	1.22	N/A	N/A	0.85	N/A

+	Hypothetical expenses are based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $562.5 billion in assets under management as of March 31, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

International Equity Funds
▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  International Small Cap Fund[2] ▪  Japanese Equity Fund
▪  European Equity Fund
▪  International Equity Fund
▪ Structured International Equity Fund[2]	Domestic Equity Funds
▪  Small Cap Value Fund
▪  Structured Small Cap Equity Fund[2] ▪  Small/ Mid Cap Growth Fund
▪  Growth Opportunities Fund
▪  Mid Cap Value Fund
▪  Concentrated Growth Fund
▪  Research Select FundSM
▪  Strategic Growth Fund
▪  Capital Growth Fund
▪  Large Cap Value Fund
▪  Growth and Income Fund
▪  Structured Large Cap Growth Fund[2] ▪  Structured Large Cap Value Fund[2] ▪  Structured U.S. Equity Fund[2] Asset Allocation Funds
▪  Balanced Fund
▪ Asset Allocation Portfolios	Specialty Funds
▪  Tollkeeper FundSM
▪  Structured Tax-Managed Equity Fund[2] ▪  U.S. Equity Dividend and Premium Fund
▪  Real Estate Securities Fund

Fixed Income Funds
▪  Emerging Markets Debt Fund
▪  High Yield Fund
▪  High Yield Municipal Fund
▪  Global Income Fund
▪  Investment Grade Credit Fund
▪  Core Fixed Income Fund
▪  Government Income Fund
▪  U.S. Mortgages Fund
▪  Municipal Income Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Short Duration Tax-Free Fund
▪  Short Duration Government Fund
▪  Ultra-Short Duration Government Fund
▪  Enhanced Income Fund

Money Market Funds[1]

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORESM International Equity, CORESM Small Cap Equity, CORESM Large Cap Growth, CORESM Large Cap Value and CORESM U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value and Structured U.S. Equity Funds. Effective January 6, 2006, the CORESM Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

The Goldman Sachs Research Select FundSM, CORESM and Tollkeeper FundSM are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser	GOLDMAN SACHS INTERNATIONAL Christchurch Court 10-15 Newgate Street London, England EC1 A7HD

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end return.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-876	SFFISAR / 77.9K / 06-06

ITEM 2.	CODE OF ETHICS. Not applicable to the Semi–Annual Report for the period ended April 30, 2006

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to the Semi–Annual Report for the period ended April 30, 2006

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to the Semi–Annual Report for the period ended April 30, 2006

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 28, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	June 28, 2006